UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	[ ]

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[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

QUANTUM MATERIALS CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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QUANTUM MATERIALS CORP.

3055 Hunter Road

San Marcos, Texas 78666

December [●], 2016

Dear Stockholder:

You are cordially invited to attend an annual meeting of the stockholders of Quantum Materials Corp. on February [●], 2017 at [10] A.M., Central time, at our principal executive offices, 3055 Hunter Road, San Marcos, Texas 78666.

The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, have been made a part of this invitation.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope that you will vote as soon as possible. Please review the instructions on each of your voting options described in the Proxy Statement.

Please also note that if you hold your shares in “street name” through a bank or broker, that custodian cannot vote your shares without your specific instructions.

Thank you for your ongoing support of, and continued interest in, Quantum Materials Corp.

Very truly yours,

/s/ Sri Peruvemba
Sri Peruvemba
Chief Executive Officer

QUANTUM MATERIALS CORP.

3055 HUNTER ROAD

SAN MARCOS, TEXAS 78666

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

February [●], 2017

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that an annual meeting of Stockholders (the “Annual Meeting”) of Quantum Materials Corp. (the “Company”) will be held on February [●], 2017 at [10] A.M., Central time, at the Company’s principal executive offices, 3055 Hunter Road, San Marcos, Texas 78666, for the following purposes:

1.	To elect four directors to serve on our Board of Directors and until each of their successors has been duly elected and qualified, unless such individuals shall sooner die, resign or be removed;

2.	To approve the reincorporation of the Company from the State of Nevada to the State of Delaware, including the approval of articles of incorporation which will, among other things, increase the number of shares of the Company’s Common Stock authorized for issuance from 400,000,0000 to 600,000,000 and authorize for issuance 1,000,000 shares of the Company’s preferred stock;

3.	To approve a grant of discretionary authority to our board of directors to effect a reverse stock split of our outstanding shares of Common Stock, at any time within [one year] after stockholder approval is obtained, by a ratio of not less than one-for-[●] and not more than one-for-[●], with the exact ratio to be set within this range as determined by our board of directors in its sole discretion; and

4.	To consider and act upon any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on January [●], 2017 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof (the “Record Date”).

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote your shares. You may vote in person at the Annual Meeting or vote by proxy via mail, facsimile or email using the proxy card mailed to you. If you attend the meeting, you may vote in person, even if you already returned a proxy card or voting instruction card and intend to change your original vote. Stockholders of record may vote as follows:

●	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

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To vote by mail, complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you have directed.

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To vote by facsimile, complete, sign and date the proxy card and fax it to [(702) 974-1444]. Your vote must be received on or before [2 P.M.] Eastern time ([1 P.M.] Central time) on February [●], 2017, to be sure your vote is counted.

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To vote by email, complete, sign and date the proxy card and scan and email it to info@empirestock.com. Your vote must be received on or before [2 P.M.] Eastern time ([1 P.M.] Central time) on February [●], 2017, to be sure your vote is counted.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a legal proxy.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON FEBRUARY ___, 2017:

The Notice of the Annual Meeting and Proxy Statement of Quantum Materials Corp. are

available free of charge at _________________________

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Sri Peruvemba
Sri Peruvemba
Chief Executive Officer

San Marcos, Texas

[MONTH] [●], 2016

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

QUANTUM MATERIALS CORP.

3055 HUNTER ROAD
SAN MARCOS, TEXAS 78666

Information Concerning Solicitation and Voting of Proxies

General

The enclosed proxy is solicited on behalf of the board of directors (the “Board of Directors”) of Quantum Materials Corp., a Nevada corporation (“Quantum” or the “Company”), for use at an annual meeting of stockholders (the “Annual Meeting”) to be held on February [●], 2017, at [10 A.M.], Central time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of the Annual Meeting of Stockholders. The Annual Meeting will be held at the principal executive offices of Quantum Materials Corp., 3055 Hunter Road, San Marcos, Texas 78666.

The cost of soliciting these proxies will be borne by the Company. Regular employees and directors of the Company may solicit proxies in person, by telephone, by mail, or by email. No additional compensation will be given to employees or directors for such solicitation. The Company will request brokers and nominees who hold shares of common stock, par value $0.001 per share, of Quantum (“Common Stock”) in their names to furnish proxy material to the beneficial owners of such shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use either by delivering to Quantum Materials Corp., Attention: Chief Executive Officer, 3055 Hunter Road, San Marcos, Texas 78666, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. If a proxy is properly signed and not revoked, the shares it represents will be voted in accordance with the instructions of the stockholder. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke your proxy or vote at the Annual Meeting, you must follow the instructions provided to you by the record holder and/or obtain from the record holder a proxy issued in your name. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Notice of Internet Availability of Proxy Materials

Pursuant to rules adopted by the SEC, the Company uses the internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials to the Company’s stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, stockholders may request to receive proxy materials in printed form by mail on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the internet to help reduce the environmental impact of its annual meetings and the cost to the Company associated with the physical printing and mailing of materials.

Record Date and Share Ownership

Only stockholders of record at the close of business on ___________ [●], 201__ (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. The Company had [●] shares of Common Stock issued and outstanding as of the Record Date.

Voting

Each share of Common Stock held as of the Record Date entitles its holder to one vote on each matter to be acted upon at the Annual Meeting. The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the number of shares of Common Stock outstanding on the Record Date will represent a quorum permitting the conduct of business at the meeting. If you are a beneficial owner of shares that are held in “street name” (meaning a broker, trustee, bank or other nominee holds shares on your behalf), you must instruct your broker as to how to vote your shares on the proposals presented in this proxy statement. Failure to do so may result in a “broker non-vote” because a broker does not have discretion to vote on your behalf with respect to any of the proposals to be presented at the Annual Meeting. Any proxies received by the Company marked as abstentions or broker non-votes will be included in the calculation of whether a quorum is present at the Annual Meeting. The effect of abstentions and broker non-votes on the outcome of each proposal is set forth below.

The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting is required to (i) elect four directors to serve on our Board of Directors, (ii) approve the reincorporation of the Company from Nevada to Delaware, including the increase of the number of authorized shares of Common Stock of the Company and authorization for issuance of shares of preferred stock and (ii) to approve the discretionary authority to our Board of Directors to effect a reverse stock split of outstanding shares of Common Stock. Abstentions will have the same effect as a vote against the proposal, and broker non-votes will have no effect on the outcome of this proposal.

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The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications made. Any proxy in the enclosed form which is returned but is not marked will be voted FOR (i) the election of the directors, (ii) the reincorporation of the Company from Nevada to Delaware and (iii) the reverse stock split.

PROPOSAL. 1: ELECTION OF DIRECTORS

The Board of Directors currently consists of four individuals. The Board of Director recommends that it is in the best interest of the Company to have a staggered board of directors so that the terms of all of the members of the Board of Directors do not terminate at the same time. The Board of Directors has nominated _______ and _______ to stand for election for a three-year term, _______ to stand for election for a two-year term and _______ to stand for election for a one-year term.

Nominees

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four nominees named below, regardless of whether any other names are placed in nomination by anyone other than one of the proxy holders. If the candidacy of any one or more of such nominees should, for any reason, be withdrawn, the proxy holders will vote in favor of the remainder of those nominated and for such substituted nominees, if any, as shall be designated by the Board of Directors. Please note that if the candidacy of one or more nominees should be withdrawn, the Board of Directors may reduce the number of directors to be elected at this time. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve as a nominee or as a director if elected.

If a quorum is present in person or by proxy at the Annual Meeting, the four nominees receiving the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote to elect directors will be elected as directors at the Annual Meeting to serve until the next annual meeting or until their respective successors are duly elected or appointed.

The Company’s Bylaws provide that the number of directors of the Company shall be no less than one (1) and no more than eight (8), with the exact number within such range to be fixed by the Board of Directors. The Board of Directors has recommended and nominated the four nominees listed below.

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

Name	Age	Position with the Company
Sriram Peruvemba	51	President and Chief Executive Officer, Director
David Doderer	46	Vice President-Research and Development, Director
Ray Martin	58	Director
Daniel Carlson	48	Chairman of the Board

Biographical information concerning each nominee is set forth below:

Sriram Peruvemba, Chief Executive Officer and Director. Effective October 14, 2015, Sriram Peruvemba joined the Board of Directors of the Company and effective June 30, 2016, Mr. Peruvemba became Chief Executive Officer of the Company. Mr. Peruvemba is the CEO of Marketer International, a marketing services firm, a position he has held since July 2014. Since August 2014, he has also served as head of marketing for the Society for Information Display (SID). Prior to that, Mr. Peruvemba held the positions of Chief Marketing Officer at Cambrios Technologies from April 2013 through July 2014 and Chief Marketing Officer at E Ink Corporation from December 2009 through April 2013. With over 25 years of experience in the technology industry, Mr. Peruvemba has been an influential advocate in the advancement of electronic display technology. He is an acknowledged expert on electronic displays, touch screens, and related technologies and consults, writes and presents on those subjects, globally. Mr. Peruvemba has also held senior level positions at Sharp Corp, TFS Inc., Planar Systems and Suntronic Technology. He has BSEE and MBA degrees and a post-graduate diploma in management.

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David Doderer, Vice President, Research and Development and Director. Mr. Doderer has over 20 years of research and development experience in emerging technologies including aerospace, biotech, and nano and quantum materials. He joined the Company in 2008. From 2006 to 2008, he managed Hudler Titan LLC, a technology consulting company, specializing in advanced nanofiber filtration for gaseous streams; experimental design and predictive modeling; and a clean energy/ clean air/ clean water initiative through aggregation of retail level contributions in alternative energy based carbon offset programs. From 2002 to 2005, he served as principal investigator for USGN, a company engaged in the business of defense, safety and security solutions, where he contributed to numerous patents/patents pending and proprietary processes. Mr. Doderer’s experience in engineering, research and development in emerging technologies, his contributions to the filings of numerous patents and proprietary processes, and commercial planning provides invaluable experience to our Board.

Ray Martin, Director. Mr. Martin joined the Board in December 2013. Mr. Martin has served as President and Chief Executive Officer of Alternative Lighting Technologies (ALT) since October 2012. ALT is an intellectual property company developing drivers and innovative solutions for LED lighting. Prior to ALT, Mr. Martin worked as Vice President of Technology at Daewon Semiconductor Corporation from December 2010 to September 2012. He has 30 years of product development experience in the semiconductor, energy and lighting industries at companies including Intel Corporation, Asyst Technologies, and Daewon Semiconductor Corporation. In his 14 years at Intel, Mr. Martin worked primarily in Intel’s Technology Development group, in process engineering, industrial engineering, and production management positions. Mr. Martin has a B.S. in Industrial Engineering from Georgia Tech and a M.S. Engineering Management from Santa Clara University. He was an adjunct professor at Santa Clara University, and he served on the board of directors of Sustainable Silicon Valley, a non-profit dedicated to promoting sustainability solutions. Management believes that Mr. Martin’s background described above makes him a suitable person to serve as an independent director.

Daniel Carlson, Chairman of the Board. Daniel Carlson joined the Board on September 14, 2015 and he became Chairman of the Board on April 26, 2016, as a non-executive officer. Management believes that Mr. Carlson is a suitable person to serve as an independent director as he is a finance executive with a track record in financing and managing companies from inception through public listing, with a particular strength in relationship and business development. More specifically, since 2008, Mr. Carlson is a founding partner and Chief Financial Officer of LIFE Power & Fuels LLC and its affiliated entities. At LIFE Power & Fuels LLC, he co-developed strategy of holding companies, managed initial and secondary financings, and he was responsible for all investor communications and maintained all books and records. From February 2012 through July 2015, Mr. Carlson was Chief Financial Officer and Corporate Secretary of American Sands Energy Corp., a LIFE portfolio company. At American Sands Energy Corp., he structured and assisted in closing financings and built financial models, designed corporate website, created all marketing documents and participated in investor roadshows. Mr. Carlson was also Co-founder, Director (head of compensation committee), Treasurer, Corporate Secretary and Chief Financial Officer of Colombia Energy Resources, a LIFE portfolio company. He also served as Managing Director of Terranova Capital Partners, a LIFE Affiliated Company.

Vote Required

The four nominees receiving the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and at the Annual Meeting to elect directors will be elected as directors of the Company.

Board of Directors Recommendation

The Board of Directors unanimously recommends a vote FOR each of the nominees listed above.

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Corporate Governance

Director Independence

The Board of Directors has determined that each of the following director nominees is independent within the meaning of the listing standards of the NASDAQ Stock Market:

Ray Martin

Daniel Carlson

In this Proxy Statement these two director nominees are referred to individually as an “Independent Director” and collectively as the “Independent Directors.”

Board Meetings and Committees; Annual Meeting Attendance

The Board of Directors held a total of ______(___) meetings during the fiscal year ended June 30, 2016, all of which were regular meetings. All directors attended at least ___% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors’ serve. In addition, the Board acted numerous times by written consent as permitted under Nevada law. In September 2015, the Board of Directors established a Compensation Committee, a Nominating and Corporate Governance Committee and an Audit Committee, each composed of the requisite number of Independent Directors under the applicable NASDAQ Stock Market rules for purposes of serving on such committees.

The Company does not have a policy regarding attendance by the directors at the Company’s Annual Meeting. _______ of our directors were present at the last Annual Meeting held on February 17, 2016.

Compensation Committee

The Company has a Compensation Committee of the Board of Directors, currently consisting of Mr. Martin, as chairman, Mr. Carlson and Mr. Peruvemba. The Compensation Committee held no meetings in fiscal year 2016. The Board has approved a charter for the Compensation Committee. A copy of this charter can be found on the Company’s website at http://www.qmcdots.com. The Compensation Committee’s responsibilities include:

●	annually reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer;
●	evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and determining the compensation of our Chief Executive Officer;
●	reviewing and approving the compensation of our other executive officers;
●	reviewing and establishing our overall management compensation, philosophy and policy;
●	overseeing and administering our compensation and similar plans;
●	evaluating and assessing potential current compensation advisors in accordance with the independence standards;
●	retaining and approving the compensation of any compensation advisors;
●	reviewing and approving our policies for the grant of non-cash compensation and perquisites;
●	reviewing and making recommendations to the board of directors with respect to director compensation; and
●	reviewing the compensation discussion and analysis to be included in our annual proxy statement.

Audit Committee

The Company has an Audit Committee of the Board of Directors, currently consisting of Mr. Carlson, as chairman and Mr. Martin. The Audit Committee held no meetings in fiscal year 2016. The Board of Directors has determined that Mr. Carlson is an “audit committee financial expert,” as defined under the rules of the SEC. The Board has approved a charter for the Audit Committee. A copy of this charter can be found on the Company’s website at http://www.qmcdots.com. The Audit Committee’s responsibilities include:

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●	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
●	approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
●	reviewing the internal audit plan with the independent registered public accounting firm and members of management responsible for preparing our consolidated financial statements;
●	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly consolidated financial statements and related disclosures as well as critical accounting policies and practices used by us;
●	reviewing the adequacy of our internal control over financial reporting;
●	reviewing the code of business conduct and ethics and granting waivers for executive officers and directors thereunder;
●	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
●	recommending, based upon the audit committee’s review and discussions with management and the independent registered public accounting firm, whether our audited consolidated financial statements shall be included in our Annual Report on Form 10-K;
●	recommending, based upon the audit committee’s review and discussions with management and the independent registered public accounting firm, whether our audited consolidated financial statements shall be included in our Annual Report on Form 10-K;
●	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
●	reviewing all related party transactions for potential conflict of interest situations and approving all such transactions; and
●	reviewing earnings releases.

Nominating and Corporate Governance Committee

The Company has a Nominating and Corporate Governance Committee of the Board of Directors, currently consisting of Mr. Peruvemba, as chairman, Mr. Carlson and Mr. Martin. The Nominating and Corporate Governance Committee held no meetings in fiscal year 2016. A copy of this charter can be found on the Company’s website at http://www.qmcdots.com. The Nominating and Corporate Governance Committee’s responsibilities include:

●	developing and recommending to the Board of Directors criteria for board and committee membership;
●	establishing procedures for identifying and evaluating Board of Director candidates, including nominees recommended by stockholders;
●	identifying individuals qualified to become members of the Board of Directors;
●	recommending to the Board of Directors the persons to be nominated for election as directors and to each of the Board’s committees;
●	recommending to the Board of Directors the persons to be nominated for election as directors and to each of the Board’s committees; and
●	overseeing the evaluation of the Board of Directors and the Chief Executive Officer.

Board Leadership Structure and Role in Risk Oversight

The Chairman of the Board presides at all meetings of the Board according to our bylaws. The Chairman is required to be appointed on an annual basis by at least a majority vote of the remaining directors. Currently, the office of Chairman of the Board and Chief Executive Officer, are held separately by different persons. The Company has no fixed policy with respect to the separation of the offices of the Chairman of the Board and Chief Executive Officer.

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It is management’s responsibility to manage risk and bring material risks to the attention of the Board. The Board administers its risk oversight role by reviewing strategic, financial and execution risks and exposures associated with the Company’s operations and financial condition; litigation and other matters that may present material risk to the Company’s operations, plans, prospects or reputation; acquisitions and divestitures; and senior management succession planning. This oversight role is performed directly and through the committee structure and the committees’ regular reports to the Board of Directors.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics, which applies to all employees, officers and directors of the Company. The Code of Business Conduct and Ethics meets the requirements of “code of ethics” as defined by Item 406 of Regulation S-K and also meets the requirements of the code of business, conduct and ethics under the listing standards for the NASDAQ Stock Market. A copy of the Code of Business Conduct and Ethics can be found on the Company’s website at http://www.qmcdots.com.

PROPOSAL 2: APPROVAL OF REINCORPORATION OF QUANTUM TO THE STATE OF DELAWARE (INCLUDING INCREASE OF AUTHORIZED SHARES OF COMMON STOCK and authorizE FOR issuANCE SHARES OF preferred stock)

Introduction

On [_____] [●], 2016 and for the reasons discussed below, the Board of Directors[, upon recommendation of the Nominating and Corporate Governance Committee,] unanimously approved and declared it is advisable and in the best interests of the Company and our stockholders to change the state of our incorporation from the State of Nevada to the State of Delaware, which includes the adoption of a new certificate of incorporation and bylaws governing our company, subject to approval by our stockholders at the Annual Meeting.

The principal effects of the reincorporation, if approved by our stockholders and effected, will be that:

●	The affairs of our company will cease to be governed by Nevada corporation laws and will become subject to Delaware corporation laws.

●	The resulting Delaware corporation (referred to in this section as “Quantum-Delaware”) will be the same entity as our Company as currently incorporated in Nevada (referred to in this section as “Quantum-Nevada”) and will continue with all of the rights, privileges and powers of Quantum-Nevada, will possess all of the properties of Quantum-Nevada, will continue with all of the debts, liabilities and obligations of Quantum-Nevada and will continue with the same officers and directors of Quantum-Nevada immediately prior to the reincorporation, as more fully described below.

●	When the reincorporation becomes effective, all of our issued and outstanding shares of Common Stock will be automatically converted into issued and outstanding shares of Common Stock of Quantum-Delaware, without any action on the part of our stockholders. The reincorporation will have no effect on the trading of shares of our Common Stock. We will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the Securities and Exchange Commission (the “SEC”). Shares of our Common Stock that are freely tradable prior to the reincorporation will continue to be freely tradable after the reincorporation, and shares of our Common Stock that are subject to restrictions prior to the reincorporation will continue to be subject to the same restrictions after the reincorporation. The reincorporation will not change the respective positions of our Company or stockholders under federal securities laws.

●	Upon effectiveness of the reincorporation, all of our employee benefit and incentive plans will become Quantum-Delaware plans, and each option, equity award or other right issued under such plans will automatically be converted into an option, equity award or right to purchase or receive the same number of shares of Quantum-Delaware Common Stock, at the same price per share, upon the same terms and subject to the same conditions as before the reincorporation. In addition, our employment agreements and other employee benefit arrangements also will be continued by Quantum-Delaware upon the terms and subject to the conditions in effect at the time of the reincorporation.

●	Upon effectiveness of the reincorporation, all outstanding warrants to purchase shares of our Common Stock will automatically be converted into a warrant to purchase or receive the same number of shares of Quantum-Delaware Common Stock, at the same price per share, upon the same terms and subject to the same conditions as before the reincorporation.

●	A new certificate of incorporation of Quantum-Delaware will replace Quantum-Nevada’s current articles of incorporation. Quantum-Delaware’s certificate of incorporation will provide for an larger number of authorized shares of Common Stock than the articles of incorporation of Quantum-Nevada.

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Plan of Conversion

To accomplish the reincorporation, the Board of Directors has adopted a plan of conversion, substantially in the form attached to this proxy statement as Appendix A. The plan of conversion provides that we will convert into a Delaware corporation and thereafter will be subject to all of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”).

Assuming that our stockholders approve this proposal, we will cause the reincorporation to be effected as soon as practicable thereafter by filing with the Secretary of State of the State of Nevada articles of conversion, substantially in the form attached to this proxy statement as Appendix B, and will file with the Secretary of State of the State of Delaware (i) a certificate of conversion, substantially in the form attached to this proxy statement as Appendix C and (ii) a certificate of incorporation, which will govern our company as a Delaware corporation, substantially in the form attached to this proxy statement as Appendix D. In addition, assuming that our stockholders approve this proposal, the Board of Directors will adopt Bylaws for our Company, substantially in the form attached to this proxy statement as Appendix E. Approval of this proposal by our stockholders will constitute approval of the plan of conversion, the articles of conversion, the certificate of conversion, the certificate of incorporation and the new bylaws. Stockholders also should note that approval of the reincorporation also will constitute approval of our equity and other employee benefit and incentive plans continuing as plans of our Company after the reincorporation.

If the reincorporation is approved by our stockholders, the reincorporation would become effective upon (i) the filing and acceptance thereof by the Secretary of State of the State of Nevada of the articles of conversion and (ii) the filing and acceptance thereof by the Secretary of State of the State of Delaware of the certificate of conversion and the certificate of incorporation.

Reasons for Reincorporation

The primary reason that the Board of Directors has approved the reincorporation is because the corporate laws of the State of Delaware are more comprehensive, widely-used and extensively interpreted than the corporate laws of other states, including Nevada. As a result of the flexibility and responsiveness of the Delaware corporate laws to the legal and business needs of corporations, many major corporations are incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to the reincorporation that we are proposing. The Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the laws of Delaware, thus providing greater clarity and predictability with respect to our corporate legal and governance affairs. We believe any benefits provided to us by Delaware law directly benefit our stockholders.

In deciding to propose the reincorporation, the Board of Directors considered, among others, the following benefits of Delaware law to our Company and stockholders:

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●	our corporation would be governed by the DGCL, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

●	the responsiveness and efficiency of the Division of Corporations of the Secretary of State of the State of Delaware;

●	the Delaware General Assembly, which each year considers and adopts statutory amendments proposed by the Corporation Law Section of the Delaware State Bar Association in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

●	the Delaware Court of Chancery, which has exclusive jurisdiction over matters relating to the DGCL and in which cases are heard by judges, without juries, who have many years of experience with corporate issues, which can lead to quick and effective resolution of corporate litigation; and

●	the Delaware Supreme Court, which is highly regarded; and

●	the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater degree of predictability than most, if not all, other jurisdictions.

The Board of Directors is not proposing the reincorporation to prevent a change in control of our Company and is not aware of any present attempt by any person to acquire control of our Company or to obtain representation on the Board of Directors.

Why You Should Vote for Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive modern and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the Nevada Revised Statutes (the “NRS”).

In addition, Delaware courts (such as the Court of Chancery and the Delaware Supreme Court) are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing the DGCL, with multiple cases concerning areas that Nevada courts have not considered. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which in turn may offer added advantages to us by allowing the Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

The reincorporation also may make it easier to attract future candidates willing to serve on the Board of Directors because many such candidates are already familiar with the DGCL, including provisions relating to fiduciary duties and director indemnification, from their past business experience.

In addition, in the opinion of the Board of Directors, underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for corporations having the greater flexibility afforded by the DGCL. Certain investment funds, sophisticated investors and brokerage firms may be more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less understood and perceived to be unresponsive to stockholder rights.

Effects of Reincorporation

Apart from being governed by the certificate of incorporation, new bylaws and the DGCL, for all other purposes, our Company will be the same entity as our Company immediately prior to the reincorporation. By virtue of the reincorporation, all of the rights, privileges and powers of our Company, all property owned by our Company, all debts due to our Company and all other causes of action belonging to our Company immediately prior to the reincorporation will remain vested in our company following the reincorporation. In addition, by virtue of the reincorporation, all debts, liabilities and duties of our Company immediately prior to the reincorporation will remain attached to our Company following the reincorporation. We will remain as the same entity following the reincorporation, and the reincorporation will not affect any change in our business, management or operations or the location of our principal executive offices.

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Upon effectiveness of the reincorporation, all of our issued and outstanding shares of Common Stock automatically will be converted into issued and outstanding shares of Common Stock of Quantum-Delaware, without any action on the part of our stockholders. The reincorporation will have no effect on the trading of our shares of Common Stock on the OTCQB marketplace of the OTC Markets Group, Inc. under the same symbol “QTMM.” We will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shares of our Common Stock that are freely tradable prior to the reincorporation will continue to be freely tradable after the reincorporation, and shares of our Common Stock that are subject to restrictions prior to the reincorporation will continue to be subject to the same restrictions as after the reincorporation. The reincorporation will not change the respective positions of our Company or our stockholders under federal securities laws.

Upon effectiveness of the reincorporation, our directors and officers will become the directors and officers of Quantum-Delaware, our employee benefit and incentive plans will become Quantum-Delaware plans, and each option, equity award or other right issued under such plans automatically will be converted into an option, equity award or right to purchase or receive the same number of shares of Quantum-Delaware Common Stock, at the same price per share, upon the same terms and subject to the same conditions as before the reincorporation. Our employment agreements and other employee benefit arrangements also will be continued by us upon the terms and subject to the conditions in effect at the time of the reincorporation.

Similarly, upon effectiveness of the reincorporation, all outstanding warrants to purchase shares of our Common Stock automatically will be converted into warrants to purchase or receive the same number of shares of Quantum-Delaware Common Stock, at the same price per share, upon the same terms and subject to the same conditions as before the reincorporation.

We believe that the reincorporation will not affect any of our material contracts with any third parties, and that our rights and obligations under such material contractual arrangements will continue as our rights and obligations after the reincorporation.

Our stockholders will not be required to exchange their stock certificates for new stock certificates. Following the effective time of the reincorporation, any stock certificates submitted to our transfer agent for transfer, whether pursuant to a sale or otherwise, automatically will be exchanged for stock certificates of Quantum-Delaware. Our stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) to us or our transfer agent unless and until requested to do so.

Effect of Vote for Reincorporation

A vote in favor of the reincorporation is a vote in favor of the plan of conversion, the articles of conversion, the certificate of conversion, the certificate of incorporation and the bylaws. Stockholders also should note that approval of the reincorporation also will constitute approval of our equity and other employee benefit and incentive plans continuing as plans of our Company after the reincorporation.

Effect of Not Obtaining Required Vote for Approval

If we fail to obtain the requisite vote of our stockholders for approval of the reincorporation, the reincorporation will not be consummated and we will continue to be incorporated under the laws of the State of Nevada and governed by the NRS and our existing articles of incorporation and bylaws.

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Discretion Not to Consummate Reincorporation

The reincorporation may be delayed by the Board of Directors or the plan of conversion may be terminated and abandoned by action of the Board of Directors at any time prior to the effective time of the reincorporation, whether before or after approval by our stockholders, if the Board of Directors determines for any reason that such delay or termination would be in the best interests of our company and stockholders.

Material U.S. Federal Income Tax Consequences of the Reincorporation

The following discussion addresses certain U.S. federal income tax considerations that are generally applicable to U.S. holders (as defined below) of our Common Stock who receive Common Stock of Quantum-Delaware in exchange for their Common Stock of Quantum-Nevada in the reincorporation. This discussion addresses only those stockholders who hold their Common Stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”), and does not address all the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, including, without limitation:

●	financial institutions, insurance companies, regulated investment companies or real estate investment trusts;

●	pass-through entities or investors in such entities;

●	tax-exempt organizations;

●	dealers in securities or currencies, or traders in securities that elect to use a mark-to-market method of accounting;

●	persons that hold Common Stock as part of a straddle or as part of a hedging, integrated, constructive sale or conversion transaction;

●	persons who are not U.S. holders;

●	persons that have a functional currency other than the U.S. dollar;

●	persons who acquired their shares of Common Stock through the exercise of an employee stock option or otherwise as compensation;

●	persons whose Common Stock is “qualified small business stock” for purposes of Section 1202 of the Code; and

●	persons who are subject to the alternative minimum tax.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Common Stock that is:

●	a citizen or resident of the United States;

●	corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the U.S. or any of its political subdivisions;

●	a trust that (1) is subject to the supervision of a court within the U.S. and the control of one or more U.S. persons or (2) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

●	an estate that is subject to U.S. federal income tax on its income regardless of its source.

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If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of Common Stock, the U.S. federal income tax consequences to each partner generally will depend on the status of the partner and the activities of the partnership and the partner. Partners holding Common Stock and partners in such partnerships should consult their own tax advisors with respect to the U.S. federal income tax consequences of the reincorporation.

The tax consequences to holders of options to acquire our Common Stock are also not discussed herein. In addition, the following discussion does not address the tax consequences of transactions effected prior to or after the reincorporation (whether or not such transactions are in connection with the reincorporation, such as the reverse stock split discussed below).

The following discussion is based on the interpretation of the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Internal Revenue Service (the “IRS”) is not precluded from adopting a contrary position. In addition, there can be no assurance that future legislative, judicial or administrative changes or interpretations will not adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences of the reincorporation to the Company, Quantum-Delaware and/or our stockholders. A ruling from the IRS will not be requested in connection with the reincorporation.

EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISORS TO DETERMINE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH STOCKHOLDERS OF THE REINCORPORATION, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER LAWS.

Subject to the limitations, qualifications and exceptions described herein, and assuming the reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the reincorporation will be as follows:

●	no gain or loss will be recognized by holders of our Common Stock upon receipt of Common Stock of Quantum-Delaware pursuant to the reincorporation;

●	the aggregate tax basis of the Common Stock of Quantum-Delaware received by each stockholder of Quantum-Nevada in the reincorporation will be equal to the aggregate tax basis of the Common Stock of Quantum-Nevada surrendered in exchange therefor;

●	the holding period of the Common Stock of Quantum-Delaware received by each stockholder of Quantum-Nevada will include the period for which such stockholder held the Common Stock of Quantum-Nevada surrendered in exchange therefor, provided that such Common Stock of Quantum-Nevada was held by such stockholder as a capital asset at the time of the reincorporation; and

●	no gain or loss will be recognized by Quantum-Nevada or Quantum-Delaware as a result of the reincorporation.

A U.S. holder of shares of our Common Stock may be required to attach a statement to its tax returns for the year of the reincorporation that contains the information listed in Treasury Regulation Section 1.368-3T(b) and may be required to maintain a permanent record of facts relating to the reincorporation. Such information includes, among other things, the stockholder’s tax basis in the stockholder’s Common Stock of Quantum-Nevada and the fair market value of the stockholder’s Common Stock of Quantum-Nevada immediately prior to the reincorporation.

Accounting Treatment

We expect that the reincorporation will have no effect from an accounting perspective because there is no change in the entity as a result of the reincorporation. As such, our financial statements previously filed with the SEC will remain our financial statements following the reincorporation.

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Regulatory Approvals

The reincorporation will not be consummated until after stockholder approval is obtained. We will obtain all required consents of governmental authorities, including the filing of the articles of conversion with the Secretary of State of the State of Nevada and the filing of the certificate of conversion and the certificate of incorporation with the Secretary of State of the State of Delaware.

Increased Amount of Authorized Shares of Common Stock

Our articles of incorporation currently authorize the issuance of 400,000,000 shares of Common Stock, whereas the certificate of incorporation of Quantum-Delaware authorizes the issuance of 600,000,000 shares of Common Stock. The increase in the number of authorized shares of Common Stock is to enable additional sales of our securities. Since inception, we have incurred losses and anticipate that we will continue to incur losses for the foreseeable future. To fund operations, we will need to rely on additional financings from the sale of our securities.

As of [MONTH] [●], 2016, we have [●] shares of Common Stock issued and outstanding. The Company has a 2009 Stock Option Plan with [10,000,000] shares authorized under said Plan, a 2013 Stock Option Plan with [60,000,000] shares authorized under said Plan and a 2015 Stock Option Plan with [15,000,000] shares of authorized under said Plan. Under the 2009 Stock Option Plan, there are currently options to purchase [8,950,000] shares issued and outstanding. [Under the 2013 Stock Option Plan, the Company intends to issue an additional 15,000,000 shares and 15,500,000 options to four executive officers effective March 29, 2013 and options to purchase 1,500,000 shares to a consultant.] [The Board of Directors has already issued to two executive officers and directors options to purchase 5,415,725 shares under the 2013 Stock Option Plan and an additional 14,540,589 shares to certain officers, directors and employees in exchange for accrued salaries.] Under the 2015 Stock Option Plan, there are currently options to purchase [8,900,000] shares issued and outstanding. [The Company also has outstanding convertible debt securities in the principal amount of [$_________] which are currently convertible into an aggregate of [__________] shares of Common Stock and other potential commitments to issue up to [__________] shares.]

[In addition to the outstanding and reserved shares described above, we currently intend to issue additional shares of Common Stock and/or securities convertible or exercisable into Common Stock in future private placement transactions, which are necessary to finance our continuing operations.] If the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share, voting power and holdings of current stockholders. Our current amount of authorized and unissued shares of Common Stock is not sufficient for both (i) our current and future financing needs and (ii) our commitments under outstanding options, warrants and convertible notes. Thus, we need to increase the shares of Common Stock authorized by our certificate of incorporation.

Blank Check Preferred Stock

Our current articles of incorporation authorize the Board of Directors to issue only shares of Common Stock and no other class of stock is authorized thereby. The proposed certificate of incorporation of Quantum-Delaware authorizes the Board of Directors to issue both shares of Common Stock and 1,000,000 shares of preferred stock in series with such preferences as designated at the time of issuance. The Board of Directors does not currently intend to seek stockholder approval prior to any issuance of a new class or series of preferred stock if the reincorporation is approved, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and the Board of Directors believes that the delay necessary for stockholder approval of a specific issuance would be a detriment to our Company and stockholders. Should the Board of Directors determine to issue a new class or series of preferred stock, it will only do so upon terms that the Board of Directors deems to be in the best interests of our company and stockholders.

It should be noted that the voting rights and other rights to be accorded to any unissued series of preferred stock of our Company remain to be fixed by the Board of Directors. Accordingly, if the Board of Directors so authorizes, the holders of a new series of preferred stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions, might be given a disproportionately large number of votes or might be given preferences in dividend payment, liquidation or other rights. Such new series of preferred stock also could be convertible into a large number of shares of our Common Stock under certain circumstances or have other terms that might make acquisition of a controlling interest in our Company more difficult or more costly, including the right to elect additional directors to the Board of Directors. Potentially, a new series of stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of our Company. Also, a new series of stock could be privately placed with purchasers who might side with our management in opposing a hostile tender offer or other attempt to obtain control of our Company.

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Charter and Bylaw Provisions; Takeover Statutes

A number of provisions in Quantum-Delaware certificate of incorporation and bylaws and the DGCL may make it more difficult to acquire control of Quantum-Delaware or remove its management.

Structure of Board of Directors

The Quantum-Delaware board of directors will be staggered. The certificate of incorporation will provide that each director will hold office for a term of three years. The Quantum-Delaware board of directors, in accordance with the certificate of incorporation and bylaws, will consist of a number of directors to be determined by the board and that the board may increase or decrease the exact number of directors by board resolution. Furthermore, any vacancies on the Quantum-Delaware board caused by death, removal, resignation or any other cause, and any newly created directorships resulting from an increase in the authorized number of directors, will be permitted to be filled only by a majority vote of the directors then in office.

Following the reincorporation, the Quantum-Delaware board will consist of four directors consisting of each of the current directors on the Quantum-Nevada Board of Directors.

Removal of Directors

Under the certificate of incorporation, directors of Quantum-Delaware’s board may only be removed for cause by the vote of 66 2/3% of outstanding voting power.

Advance Notice of Proposals and Nominations

Quantum-Delaware’s bylaws will provide that stockholders must give timely written notice to bring business before an annual meeting of stockholders or to nominate candidates for election as directors at an annual meeting of stockholders. Generally, to be timely, a stockholder’s notice will be required to be delivered to the secretary of Quantum-Delaware at its principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. The bylaws will also specify the form and content of a stockholder’s notice. These provisions may prevent stockholders from bringing matters before an annual meeting of stockholders or from nominating candidates for election as directors at an annual meeting of stockholders.

Limits on Annual Meetings

The certificate of incorporation will provide that an annual meeting of the stockholders of Quantum-Delaware may be called only by (i) the chairperson of the board, (ii) the chief executive officer (or president in the absence of a chief executive officer) and (iii) a majority of the board.

Preferred Stock

Please see “Additional Classes or Series of Preferred Stock” above. Quantum-Delaware’s ability to issue an indeterminate number of shares of preferred stock with such rights, privileges and preferences as the board may fix may have the effect of delaying or preventing a takeover or other change of control of Quantum-Delaware.

Takeover Statutes

Section 203 of the DGCL generally prohibits “business combinations”, including mergers, sales and leases of assets, issuances of securities and similar transactions by a corporation or a subsidiary with an interested stockholder who beneficially owns 15% or more of a corporation’s voting stock, within three years after the person or entity becomes an interested stockholder, unless: (i) the board of directors of the target corporation has approved, before the acquisition time, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, the person owns at least 85% of the corporation’s voting stock (excluding shares owned by directors who are officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer) or (iii) after the person or entity becomes an interested stockholder, the business combination is approved by the board of directors and authorized at a meeting of stockholders by the affirmative vote of at least 66 2/3% of the outstanding voting stock not owned by the interested stockholder. Quantum-Delaware does not expect to opt out of the protections of Section 203 of the DGCL. As a result, the statute will apply to Quantum-Delaware.

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For additional detail on these provisions, please see “Rights of Stockholders Prior to and After Reincorporation from Nevada to Delaware.”

Rights of Stockholders Prior to and After Reincorporation from Nevada to Delaware

Although the proposed Delaware certificate of incorporation and bylaws (referred to in this section as the “Delaware Certificate” and “Delaware Bylaws,” respectively) to be adopted in connection with the reincorporation are substantially similar to provisions from our current articles of incorporation and amended and restated bylaws (referred to in this section as the “Nevada Articles” and “Nevada Bylaws,” respectively), they also include certain provisions that are different from the provisions contained in our Nevada Articles and Nevada Bylaws. The following discussion briefly summarizes some of the changes resulting from the reincorporation and the significant differences between the NRS and our current Nevada Articles and Nevada Bylaws and the DGCL and our proposed new Delaware Certificate and Delaware Bylaws.

The foregoing summary does not purport to be a complete statement of the respective rights of holders of our Common Stock before and after the reincorporation, and is qualified in its entirety by reference to the

NRS and DGCL, respectively, and to our Nevada Articles and Nevada Bylaws and to our Delaware Certificate and Delaware Bylaws.

Provision	NRS and Nevada Articles and Nevada Bylaws	DGCL and Delaware Certificate and Delaware Bylaws	Commentary
Amendment of Charter

Nevada law requires a resolution of the board of directors followed by the affirmative vote of the majority of shares entitled to vote to approve an amendment to the articles of incorporation.

If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment.

Neither the Nevada Articles nor the Nevada Bylaws placed any additional requirements on amendments made to the Nevada Articles.

Delaware law requires a resolution of the board of directors followed by the affirmative vote of the majority of the outstanding shares entitled to vote to approve any amendment to the certificate of incorporation, unless a greater percentage vote is required by the certificate of incorporation.

Where a separate vote by class or series is required, the affirmative vote of a majority of the outstanding shares of such class or series is required unless the certificate of incorporation requires a greater percentage vote.

Further, Delaware law states that if an amendment would (i) increase or decrease the aggregate number of authorized shares of a class, (ii) increase or decrease the par value of shares of a class, or (iii) alter or change the powers, preferences or special rights of a particular class or series of stock so as to affect them adversely, the class or series so affected shall be given the power to vote as a class notwithstanding the absence of any specifically enumerated power in the certificate of incorporation.

In general, the Delaware Certificate provides for amendment to the Delaware Certificate of to be made in the manner described by the DGCL, except that the approval of the holders of 66 2/3% of the voting power is required in order to amend the provisions of the Delaware Charter relating to directors, amendment of the Delaware Bylaws, action taken by stockholders, indemnification of officers and directors, director liability, exclusive forum for internal corporate claims, and the amendment provisions of the Delaware Charter itself.

This heighted voting standard listed above represents an increase in the percentage of voting power required to approve amendments to certain provisions of the Delaware Certificate compared to the approval of a majority of shares required by the Nevada Articles to amend similar provisions.

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Amendment of Bylaws

The NRS provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders.

The Nevada Bylaws currently provide that any of its provisions may be altered or amended by the majority of directors present at any meeting of the Board of Directors.

The DGCL states that the power to adopt, amend or repeal a company’s bylaws shall be vested in the stockholders entitled to vote, provided that a company’s certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power.

The Delaware Certificate and the Delaware Bylaws remain consistent with the Nevada Bylaws and expressly empower the Board of Directors to adopt, amend or repeal the Delaware Bylaws.

The Delaware Bylaws require a vote of 66 2/3 percent of the shares of entitled to vote to adopt, amend or repeal the Delaware Bylaws.

This heighted voting standard listed above represents an increase in the percentage of voting power required to approve amendments to the Delaware Bylaws compared to the approval of a majority of shares required by the Nevada Bylaws to amend similar provisions.

Director Elections and Classes

The Nevada Bylaws provide for an annual election of directors, with the directors to hold office until the next annual meeting of stockholders or until their earlier death, resignation or removal.

The NRS provides that election of directors is by a plurality of the vote.

The Delaware Certificate provides for a classified board of directors with staggered terms consisting of three classes of directors of equal number, or as close to equal as practicable. The directors in office at the time of effectiveness of the Delaware Certificate shall assign the directors already in office to the three classes. One class of directors will serve until the first annual meeting following effectiveness of the Delaware Certificate, one class of directors will serve until the second annual meeting following effectiveness of the Delaware Certificate, and one class of directors will serve until the third such annual meeting.

At each annual meeting, a class of directors will be elected, with the directors to hold office until the third annual meeting following their election or until their earlier death, incapacity, resignation, disqualification or removal.

The Delaware Bylaws provide that election of directors is by a plurality of the vote.

The Delaware Certificate establishes a classified board of directors, which arrangement did not exist under the Nevada Articles or Nevada Bylaws.

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Number of Authorized Directors

The Nevada Bylaws provide that the Board of Directors shall consist of no less than one (1) and no more than eight (8) members, or such other number as may be set by resolution of the Board of Directors.

The Nevada Bylaws do not provide stockholders with the right to set the Board size, absent an amendment to the Nevada Bylaws or Nevada Articles.

The Delaware Certificate provides that the number of directors shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors.

The Delaware Bylaws do not provide stockholders with the right to set the Board size, absent an amendment to the Delaware Certificate.

The number of authorized directors is established in the Delaware Certificate rather than in the Bylaws.

Filling Vacancies on the Board of Directors

The Nevada Bylaws provide that all vacancies may be filled by a majority of the remaining directors, though less than a quorum. Any vacancy caused by an increase in the number of directors may be filled by a majority of the remaining directors, though less than a quorum, or by an election at an annual meeting or special meeting of stockholders called for that purpose. A director chosen to fill a position resulting from an increase in the number of directors shall only hold office until the next election of directors by the stockholders.

The DGCL provides that, unless otherwise provided in the certificate of incorporation or bylaws, vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Further, if, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole board, the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10 percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

The Delaware Certificate and Delaware Bylaws provide that vacancies in the Board of Directors shall be filled by a vote of the majority of director then in office, even if less than a quorum.

The Nevada Bylaws and the Delaware Certificate and Delaware Bylaws provide stockholders with similar rights.

In addition, the DGCL provides greater protection to Quantum’s stockholders by permitting stockholders representing at least 10 percent of the issued and outstanding shares to apply to the Delaware Court of Chancery to have an election of directors in the situation where the directors in office constitute less than a majority of the whole board of directors.

Removal of Directors	The Nevada Bylaws provide that any director may be removed from office by a vote of at least two-thirds (2/3) of the voting power, unless the articles of incorporation require the concurrence of a larger percentage of the voting power.	Under Delaware law, directors of a company with a classified board may be removed only for cause by the holders of a majority of shares then entitled to vote in an election of directors.	The Delaware Certificate provides that any director may be removed only by the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding voting power of the Company.

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Interested Party Transactions	The NRS provides that a contract or transaction between a company and one or more of its directors or officers, or between a company and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is not void or voidable if (a) the director’s or officer’s interest in the contract or transaction is known to the board, committee or stockholders and the transaction is approved or ratified by the board of directors, committee or stockholders in good faith by a vote sufficient for the purpose (without counting the vote of the interested director or officer if the approval is by the board of directors or a committee), (b) the fact of the common interest is not known to the director or officer at the time the transaction is brought before the board, or (c) the contract or transaction is fair as to the company at the time it is authorized or approved.	The DGCL provides that no contract or transaction between a company and one or more of its directors or officers, or between a company and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the board of directors or a committee thereof, which authorizes the contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum, (b) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders, or (c) the contract or transaction is fair to the company as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.	Nevada and Delaware law are substantially similar, with Delaware law providing additional provisions for the approval of related party transactions by stockholders.

Stockholder Voting-Quorum	The NRS and the Nevada Bylaws provide that a majority of the voting power, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on all matters), constitutes a quorum for the transaction of business.

The DGCL provides that the certificate of incorporation or bylaws of a corporation may specify the number of shares which shall be present or represented by proxy at any meeting in order to constitute a quorum, provided that in no event shall a quorum consist of less than one-third of the shares entitled to vote.

The Delaware bylaws provide that, unless otherwise provided by law or in the Delaware Certificate, the presence in person or by proxy of not less than one-third in voting power of outstanding shares is sufficient to constitute a quorum.

The Nevada Bylaws require the presence in person or by proxy of a majority of shares outstanding entitled to vote to constitute a quorum whereas the Delaware Bylaws require one-third of such shares.

Advance Notice Bylaw Provisions	The Nevada Bylaws do not contain advance notice requirements for business to be brought before an annual or special meeting of stockholders.	The Delaware Bylaws contain advance notice requirements for business to be brought before an annual or special meeting of stockholders, including nominations of persons for election as directors. As a result, stockholders must satisfy specific timing and information requirements in order to have a proposal considered at or in order to nominate a person for election as a director at an annual or special meeting. Any proposal or nomination that fails to comply with these timing and information requirements may be disqualified.	The Delaware Bylaws provide for advance notice requirements whereas the Nevada Bylaws do not.

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Duration of Proxies	Under the NRS, a proxy is effective only for a period of six months, unless provided otherwise in the proxy, which duration may not exceed seven years, or unless it is coupled with an interest.	Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period.	The statutory default under Delaware law provides for proxies to remain valid for a longer duration than the statutory default under the NRS.

Stockholder Vote for Mergers and Other Corporate Reorganizations	Under the NRS, approval by a majority of outstanding shares entitled to vote, as well the board of directors, is required for a merger or a sale of substantially all of the assets of a company. Generally, Nevada law does not require a stockholder vote of the surviving company in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger.	Under the DGCL, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of the merger; and (c) either no shares of Common Stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of Common Stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20 percent of the shares of Common Stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Nevada and Delaware law are substantially similar in relation to stockholder approval of mergers and other corporate reorganizations.

Neither the Nevada Bylaws nor the Delaware Bylaws contain any supermajority voting requirements for mergers or other corporate reorganizations.

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Special Meetings of Stockholders

Under the NRS, unless otherwise provided in the articles of incorporation or bylaws, the entire board of directors, any two directors or the president may call annual and special meetings of the stockholders and directors.

The Nevada Bylaws provide that special meetings of stockholders may be called by the President, a majority of the Board of Directors or by a person or persons authorized by resolution of the Board of Directors.

Under DGCL, a special meeting of stockholders may be called by the board of directors or by such persons as may be authorized by the certificate of incorporation or by the bylaws.

The Delaware Bylaws provide that a special meeting of stockholders may be called at any time by the order of a majority of the entire board of Directors, the Chairman of the Board, the Chief Executive Officer or the President (in the absence of a chief executive officer).

The Delaware Bylaws are substantially similar to the Nevada Bylaws.

Stockholder Action by Written Consent	The Nevada Bylaws authorize Quantum’s stockholders to act by written consent. Any written consent must be signed by stockholders holding no less than a majority of the voting power entitled to vote on the matter (or a greater proportion of voting power if such greater proportion is required).	The Delaware Bylaws and the Delaware Certificate do not authorize Quantum’s stockholders to vote by written consent. Any action taken by the stockholders be effected at an annual or special meeting of stockholders.	The Delaware Bylaws and Delaware Certificate do not allow Quantum’s stockholders to act by written consent whereas the Nevada Bylaws do.

Failure to Hold an Annual Meeting of Stockholders

The NRS provides that if a corporation fails to elect directors within 18 months after the last election of directors, a Nevada district court will have jurisdiction in equity and may order an election upon petition of one or more stockholders holding at least 15 percent of the voting power.

		The DGCL provides that if an annual meeting for election of directors is not held on the date designated or an action by written consent to elect directors in lieu of an annual meeting has not been taken within 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.	Delaware law provides for a shorter interval than Nevada law (13 months versus 18 months) before a stockholder can apply to a court to order a meeting for the election of directors. Nevada law requires that application be made by a stockholder holding at least 15 percent of the voting power; whereas, Delaware law permits any stockholder or director to make the application.

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Adjournment of Stockholder Meetings	Under the NRS, a company is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors fixes a new record date for the adjourned meeting.	Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.	Delaware law and Nevada law provide for similar rights in the case of adjournment of stockholder meetings; however, Delaware law also requires companies to provide stockholders with notice of the adjourned meeting if the adjournment is for more than 30 days.

Limitation on Director Liability

Under the NRS, unless the articles of incorporation or an amendment thereto provides for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

The Nevada Articles further limit this protection to provide that directors or officers may be liable for the payment of dividends in violation of NRS 78.300.

Under the DGCL, if a corporation’s certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited. A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit.

The provisions in the Delaware Certificate comply with Delaware law as set forth above and limit the personal liability of a director for breach of fiduciary duty as permitted under the DGCL.

Delaware law is more extensive in the enumeration of actions under which Quantum may not eliminate a director’s personal liability.

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Indemnification Provision

Under the NRS, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. However, indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. To the extent that such person has been successful on the merits or otherwise in defense of any proceeding subject to the Nevada indemnification laws, the corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.

The Nevada Bylaws comply with Nevada law as set forth above.

Under DGCL, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if: the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise in defending any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

The Delaware Certificate and Delaware Bylaws comply with Delaware law as set forth above.

The indemnification provisions of the NRS and the DGCL are substantially similar as both the NRS and the DGCL permit Quantum to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action, which they had no reasonable cause to believe that such conduct was unlawful.

[Quantum intends to enter into indemnification agreements with its officers and directors based upon the indemnification provisions of the DGCL.]

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Advancement of Expenses

The NRS provides that the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation.

The Nevada Bylaws authorize Quantum to advance expenses to its officers and directors. [In addition, Quantum has entered into indemnification agreements with each of its officers and directors that provide for the advancement of expenses.]

Delaware law provides that expenses incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized under the indemnification laws of Delaware. Such expenses may be so paid upon such terms and conditions as the corporation deems appropriate. Under Delaware law, unless otherwise provided in its certificate of incorporation or bylaws, a corporation has the discretion whether or not to advance expenses.

Similar to the Nevada Bylaws, the Delaware Bylaws and the Delaware Certificate authorize Quantum to advance expenses to its officers and directors. [In addition, if the reincorporation is approved, Quantum intends to enter into indemnification agreements with its officers and directors to provide for the advancement of expenses.]

Nevada law and Delaware law are substantially similar in regards to the advancement of expenses.

Declaration and Payment of Dividends	Under the NRS, except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.	Under the DGCL, subject to any restriction contained in a corporation’s certificate of incorporation, the board of directors may declare, and the corporation may pay, dividends or other distributions upon the shares of its capital stock either (a) out of “surplus” or (b) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Dividends may not be paid if the capital of the corporation is less than the total amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all issued shares of capital stock).

Delaware law is more restrictive than Nevada law with respect to when dividends may be declared and paid.

Neither the Delaware Certificate nor the Nevada Articles have terms imposing additional restrictions on the payment of dividends.

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Business Combinations

The NRS prohibits certain business combinations between a Nevada corporation and an interested stockholder for two years after such person becomes an interested stockholder, unless they are (a) approved by the board of directors prior to the date that the person first became an interested stockholder, or (b) approved by the board of directors and at an annual or special meeting of the stockholders by the affirmative vote of at least 60% of the outstanding voting power not beneficially owned by the interest stockholder or its affiliates. An interested stockholder is (i) a person that beneficially owns, directly or indirectly, 10 percent or more of the voting power of the outstanding voting shares of a corporation, or (ii) an affiliate or associate of the corporation who, at any time within the past two years, was an interested stockholder of the corporation.

The DGCL prohibits, in certain circumstances, a “business combination” between the corporation and an “interested stockholder” within three years of the stockholder becoming an “interested stockholder.” Generally, an “interested stockholder” is a holder who, directly or indirectly, controls 15 percent or more of the outstanding voting stock or is an affiliate of the corporation and was the owner of 15 percent or more of the outstanding voting stock at any time within the three-year period prior to the date upon which the status of an “interested stockholder” is being determined. A “business combination” includes a merger or consolidation, a sale or other disposition of assets having an aggregate market value equal to 10 percent or more of the consolidated assets of the corporation or the aggregate market value of the outstanding stock of the corporation and certain transactions that would increase the interested stockholder’s proportionate share ownership in the corporation. This provision does not apply where, among other things, (i) the transaction which resulted in the individual becoming an interested stockholder is approved by the corporation’s board of directors prior to the date the interested stockholder acquired such 15 percent interest, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85 percent of the outstanding voting stock of the corporation at the time the transaction commenced, or (iii) at or after the date the person becomes an interested stockholder, the business combination is approved by a majority of the board of directors of the corporation and an affirmative vote of at least 66 2/3rds percent of the outstanding voting stock at an annual or special meeting and not by written consent, excluding stock owned by the interested stockholder. This provision also does not apply if a stockholder acquires a 15 percent interest inadvertently and divests itself of such ownership and would not have been a 15 percent stockholder in the preceding three years but for the inadvertent acquisition of ownership.

Nevada law and Delaware law provide for different thresholds in determining whether or not a person is an “interested stockholder.” Under Delaware law, since the threshold is higher, Quantum will be able to engage in certain transactions with stockholders that would otherwise be prohibited under Nevada law.

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Control Share Acquisition Statute

Under the NRS, an acquiring person who acquires a controlling interest in an issuing corporation is prohibited from exercising voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special or annual meeting of stockholders. Unless otherwise provided in the articles of incorporation or the bylaws, if the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to dissent and demand payment of the fair value of his or her shares. A controlling interest means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, directly or indirectly and individually or in association with others, to exercise: (i) one-fifth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more, of all the voting power of the corporation in the election of directors. Control shares means those outstanding voting shares of an issuing corporation which an acquiring person: (a) acquires in an acquisition or offer to acquire in an acquisition; and (b) acquires within 90 days immediately preceding the date when the acquiring person became an acquiring person.

The control share acquisition statute applies to any acquisition of a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have addresses in Nevada, unless the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by an acquiring person provide that the provisions of those sections do not apply.

	Delaware does not have a similar statute.	Consistent with Delaware law, neither the Delaware Certificate nor the Delaware Bylaws will contain a provision similar to the NRS control share acquisition statute.

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Blank Check Preferred Stock	Under the Nevada Articles, Quantum is not authorized to issue shares of preferred stock.

Under the Delaware Certificate, Quantum is authorized to issue up to [1,000,000] shares of preferred stock. The shares of preferred stock have not been designated into separate series. No shares of preferred stock will be outstanding as of the date of the reincorporation.

The Delaware Certificate will authorize the Board of Directors to define the rights, preferences and privileges of the preferred stock prior to issuance.

The ability of the Board of Directors to issue and set the rights, preferences and privileges of the preferred stock could make it more difficult or discourage an attempt to obtain control of our company by means of a merger, tender offer, proxy contest or otherwise, and thereby to protect the continuity of management. If, in the due exercise of its fiduciary obligations, the Board of Directors were to determine that a takeover proposal was not in our best interest, such shares could be issued by the Board of Directors without stockholder approval in one or more transactions that might prevent or render more difficult or costly the completion of the takeover transaction by diluting the voting or other rights of the proposed acquirer or insurgent stockholder group, by putting a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent Board of Directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise.

In addition, the Delaware Certificate grants the Board of Directors broad power to establish the rights and preferences of authorized and unissued shares of preferred stock. The issuance of shares of preferred stock could decrease the amount of earnings and assets available for distribution to holders of shares of Common Stock. The issuance also may adversely affect the rights and powers, including voting rights, of those holders and may have the effect of delaying, deterring or preventing a change in control of our company.

Under the Delaware Certificate, the Board of Directors is authorized to issue preferred stock with rights, preferences and privileges determined by the Board of Directors. The Nevada Articles did not grant such authority.

Taxes and Fees	[Nevada charges corporations incorporated in Nevada nominal annual corporate fees based on the value of the corporation’s authorized stock with a minimum fee of $175, as well as a $200 business license fee, and does not impose any franchise taxes on corporations.]	[Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation.]

Quantum estimates that its annual Delaware franchise tax fee will be approximately $[180,000], based on its existing capitalization and assets.

Quantum believes that the benefits discussed above in “—Reasons for the Reincorporation” justify the additional annual fees it will be required to pay as a Delaware corporation.

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Dissenters’ Rights Triggered as a Result of Reincorporation

Holders of record of shares of our Common Stock who do not vote in favor of the reincorporation or consent thereto in writing and who properly demand payment for their shares will be entitled to dissenters’ rights in connection with the reincorporation under Sections 92A.300 - 92A.500 of the NRS. [If dissenters’ rights are exercised for more than 0.1 percent of our outstanding shares of Common Stock, however, the Board of Directors may decide not to proceed with the reincorporation.] The procedures with which our stockholders must comply in order to exercise dissenters’ rights are discussed and summarized below.

The following discussion is not a complete statement of the law pertaining to dissenters’ rights under NRS Sections 92A.300 - 92A.500 and is qualified in its entirety by the full text of NRS Sections 92A.300 - 92A.500, which is attached to this proxy statement as Appendix F. The following summary does not constitute any legal or other advice nor does it constitute a recommendation that stockholders exercise their dissenters’ rights under NRS Sections 92A.300 - 92A.500. All references in NRS Sections 92A.300 - 92A.500 and in this summary to a “stockholder” or “holders of shares of our Common Stock” are to the record holder or holders of the shares of our Common Stock entitled to vote as to which dissenters’ rights are asserted. A person having a beneficial interest in shares of our Common Stock held of record in the name of another person, such as a broker, fiduciary, depositary or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect dissenters’ rights, or must assert his or her own dissenters’ right and submit a written consent of the stockholder of record in accordance with NRS 92A.400.

To assert dissenters’ rights, stockholders must satisfy all of the following conditions in NRS Section 92A.420 and 92A.440:

●	Before the vote on the adoption of the reincorporation occurs at the Annual Meeting, each stockholder who wishes to assert dissenters’ rights must give written notice to our Company before the vote is taken of the stockholder’s intent to demand payment for his or her shares if the reincorporation takes place and shall not vote or cause or permit to be voted his or her shares in favor of the proposed reincorporation. Neither voting against, abstaining from voting, or failing to vote on the adoption of the reincorporation will constitute notice of intent to demand payment or demand for payment of fair value within the meaning of NRS Section 92A.420.

●	A dissenting stockholder may NOT vote for approval of the reincorporation. If a stockholder returns a signed proxy but does not specify in the proxy a vote against adoption of the reincorporation or an instruction to abstain, the proxy will be voted FOR adoption of the reincorporation, which will have the effect of waiving the rights of that stockholder to have his or her shares purchased at fair value.

Abstaining from voting or voting against the adoption of the reincorporation will NOT constitute a waiver of a stockholder’s rights. After the vote is taken at the Annual Meeting, if the reincorporation is approved, no later than 10 days after the reincorporation takes place, a written dissenters’ notice and form, accompanied by a copy of NRS Sections 92A.300 - 92A.500 inclusive, will be sent to each stockholder who has given the written notice described above and did not vote in favor of the reincorporation. The dissenters’ notice will state the results of the vote on the reincorporation, where the payment demand must be sent, and where and when share certificates, if any, must be deposited. It will set a date, not fewer than 30 nor more than 60 days after delivery of the notice, by which the payment demand must be received from the dissenting stockholder or else the dissenting stockholder shall be deemed to have waived the right to demand payment. The notice will include a form for demanding payment that will require the stockholder asserting dissenters’ rights to certify whether or not the stockholder acquired beneficial ownership of the shares before [_____] [●], 2017, the date of the first announcement to the stockholders and the media of the terms of the proposed reincorporation and that the stockholder did not vote in favor of the transaction. Please note that shares acquired after [_____] [●], 2017 referred to in this section as after-acquired shares, may be subject to different treatment in accordance with NRS Section 92A.470 than shares acquired before that date.

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A stockholder who receives a dissenters’ notice pursuant to NRS 92A.430 and who wishes to exercise dissenters’ rights must: demand payment; certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenters’ notice for this certification; and deposit the stockholder’s certificates, if any, in accordance with the terms of the notice. If a stockholder fails to make the certification, we may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470. Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to NRS 92A.440. A stockholder who makes the certification and deposits certificates may nevertheless decline to exercise dissenters’ rights and withdraw from the appraisal process by notifying us in writing by the date set forth in the dissenter’s notice from us. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without our written consent. A stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the notice from us, will not be entitled to payment for his or her shares.

Dissenters’ rights under NRS Section 92A.400 may be asserted either by a beneficial stockholder or a stockholder of record. A record stockholder may assert dissenters’ rights as to fewer than every share registered in his or her name only if he or she objects for all shares beneficially owned by any one person and notifies us in writing of the name and address of each person on whose behalf he or she asserts dissenters’ rights. A beneficial stockholder may assert dissenters’ rights as to shares held on his or her behalf only if he or she submits to us the stockholder of record’s written consent before or at the time he or she asserts dissenters’ rights and he or she does so for all shares that he or she beneficially owns or over which he or she has the power to direct the vote.

Within 30 days after receipt of a payment demand, we will pay in cash to each stockholder who complied with the terms of the dissenters’ notice the amount we estimate to be the fair value of the shares, plus accrued interest, except that we may withhold payment from a dissenter as to after-acquired shares until after the reincorporation is effected, at which point we shall offer our estimate of fair value of such shares, plus interest, to the dissenter in accordance with NRS 92A.470. The payment will be accompanied by our balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in stockholder’s equity, or, where such financial statements are not reasonably available, then reasonably equivalent financial information and the latest available quarterly financial statements; a statement of our estimate of the fair value of the shares; an explanation of how the interest was calculated; and a statement of the dissenter’s right to demand payment under NRS 92A.480. If a dissenting stockholder believes that the amount paid is less than the fair value of the shares or that the interest due is incorrectly calculated, the stockholder may notify us in writing of his or her own estimate of the fair value of the shares and interest due within 30 days after receiving the payment. If this kind of claim is made by a stockholder, and it cannot be settled, we are required to petition the district court to determine the fair value of the shares and accrued interest within 60 days after receiving the payment demand.

The costs and expenses of a court proceeding will be determined by the court and generally will be assessed against us, but these costs and expenses may be assessed as the court deems equitable against all or some of the stockholders demanding appraisal who are parties to the proceeding if the court finds the action of the stockholders in failing to accept our payment or offered payment was arbitrary, vexatious or not in good faith. These expenses may include the fees and expenses of counsel and experts employed by the parties.

All written notices of intent to demand payment of fair value should be sent or delivered to, Quantum Materials Corp., Attn: Chief Executive Officer, 3055 Hunter Road, San Marcos, Texas 78666.

Board of Directors Recommendation

The Board of Directors unanimously recommends a vote FOR the proposal to approve the reincorporation of Quantum from the State of Nevada to the State of Delaware.

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PROPOSAL 3: APPROVAL OF A GRANT OF AUTHORITY TO THE BOARD OF DIRECTORS TO EFFECT A REVERSE STOCK SPLIT

On [_____] [__], 2016 and for the reasons discussed below, the Board of Directors unanimously approved and declared it is advisable and in the best interests of the Company and our stockholders to effect a reverse stock split of the issued and outstanding shares of our Common Stock. The primary objective of the Board of Directors for the reverse stock split is to raise the per share trading price of our Common Stock to a level that would meet the minimum required to obtain listing of our Common Stock on a national securities exchange and that would be more attractive to investors.

Our Common Stock is currently available for trading in the over-the-counter market and is quoted on the OTCQB Marketplace under the symbol “QTMM.” As of [_____] [●], 2016, the last reported closing price of our Common Stock was $[●] per share. We are considering potentially seeking the listing of our Common Stock on the NASDAQ Capital Market or another national securities exchange. We anticipate that to secure the listing of the Common Stock we may need to implement a reverse stock split so that the trading price of our Common Stock exceeds the minimum required by applicable initial listing requirements. Accordingly, the primary purpose of seeking stockholder approval for a reverse stock split is to enable us to implement a reverse stock split should it be required in connection with our pursuit of the listing of our Common Stock. The Board of Directors also believes the anticipated increase in the trading price of our Common Stock resulting from the reverse stock split could make our Common Stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. The Board of Directors believes that the reverse stock split may make our Common Stock a more attractive and cost effective investment for many investors, which may enhance the liquidity of the holders of our Common Stock. We cannot provide any assurance that our minimum bid price would be or remain following the reverse stock split over the minimum bid price requirement of any such stock exchange or that we will otherwise quality for such a listing. Accordingly, the Board of Directors believes that approval of the reverse stock split is advisable and the best interests of the Company and our stockholders.

Board of Directors Discretion to Implement the Reverse Stock Split

The Board of Directors believes that having the discretion to determine the exact reverse split ratio within the specified range of one-for-[●] to one-for-[●] provides the flexibility to implement the reverse stock split in a manner designed to achieve the desired results of the reverse stock split. In determining whether to implement the reverse stock split and the precise reverse stock split ratio, if any, the Board of Directors may consider, among other things, factors such as:

●	the historical trading price and trading volume of our Common Stock;

●	the number of shares of Common Stock outstanding;

●	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the reverse stock split on the trading market for our Common Stock;

●	the impact on the Company’s capitalization, including the number of authorized but unissued shares of Common Stock resulting from the ratio; and

●	prevailing general market and economic conditions.

In determining the reverse split ratio, the Board of Directors would seek to set the ratio at a level that is in the best interests of the Company and its stockholders at the time of the reverse stock split.

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The Board of Directors reserves the right, even after stockholder approval, to abandon the reverse stock split if the Board determines that it is not in the best interests of the Company and its stockholders. If the reverse stock split is not implemented by the Board of Directors within [one year] after stockholder approval is obtained, the proposal will be deemed abandoned, without any further effect.

Provided that the Board of Directors determines that it is advisable to effect a reverse stock split of the Common Stock, the Board of Directors will announce, at least ten days prior to the effectiveness of the reverse stock split, an exact reverse split ratio that is within the range of one-for-[●] to one-for-[●]. The reverse stock split would then become effective upon the listing of the Common Stock on the NASDAQ Stock Market.

Principal Effects of the Reverse Stock Split

Effect on Issued and Outstanding Common Stock. Depending on the ratio for the reverse stock split determined by the Board of Directors, a minimum of [●] and a maximum of [●] shares of existing Common Stock will be combined into one new share of Common Stock. Based on [●] shares of Common Stock issued and outstanding as of [____] [●], 2016, immediately following the reverse stock split Quantum-Delaware would have approximately [●] shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 1-for-[●], and [●] shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 1-for-[●]. Any other ratio selected within such range would result in a number of shares of Common Stock issued and outstanding following the transaction between [●] and [●] shares.

The actual number of shares issued after giving effect to the reverse stock split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by the Board of Directors.

The reverse stock split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that, as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the reverse stock split will be rounded up to the next whole number. In addition, the reverse stock split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

[Effect on Authorized Shares of Common Stock. The reverse stock split will not affect the total number of shares of Common Stock that the Company is authorized to issue. Our new certificate of incorporation authorizes us to issue a maximum of 600,000,000 shares of Common Stock, $0.001 par value per share, and [1,000,000] shares of preferred stock, $0.001 par value per share.]

Effect on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities. Based upon the reverse stock split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the reverse stock split as was the case immediately preceding the reverse stock split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be adjusted proportionately based upon the reverse stock split ratio determined by the Board of Directors, subject to our treatment of fractional shares.

Par Value of Common Stock and Accounting Matters. The reverse stock split will not affect the par value of our Common Stock, which will remain at $0.001 per share. As a result, as of the effective time of the reverse stock split, the stated capital attributable to our Common Stock on the Company’s balance sheet (which consists of the par value per share of our Common Stock multiplied by the aggregate number of the issued shares of Common Stock) will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors, and the additional paid-in-capital account (which consists of the difference between the Company’s stated capital and the aggregate amount paid to us upon the issuance of all currently issued shares of Common Stock) will be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of our Common Stock will be increased as a result of the reverse stock split because there will be fewer shares of Common Stock outstanding.

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Not a Going Private Transaction. Because fractional shares resulting from a reverse stock split would be rounded up, implementation of a reverse stock split would not change the number of record holders. The Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Financial Statements

Our audited financial statements and certain other financial information for the fiscal year ended June 30, 2016 are incorporated by reference into this Proxy Statement, as described below under the heading “Where You Can Find Additional Information.”

Risks Associated with Reverse Stock Split

A primary objective of the proposed reverse stock split is to combine the issued and outstanding shares of Common Stock into a smaller number of shares so that the shares of Common Stock will trade at a higher price per share than recent trading prices. Although the Company expects that the reverse stock split would result in an increase in the market price of our Common Stock, the reverse stock split may not increase the market price of our Common Stock in proportion to the reduction in the number of issued shares of Common Stock or result in the permanent increase in the market price, which is dependent upon many factors, including the Company’s performance, prospects and other factors detailed from time to time in the Company’s reports filed with the SEC. If the reverse stock split is accomplished and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company’s overall market capitalization may be greater than would occur in the absence of a reverse stock split.

Although the Board believes that the potential advantages of a reverse stock split outweigh any disadvantages that might result, the following are some of the possible disadvantages of a reverse stock split:

●	The reduced number of outstanding shares of Common Stock resulting from a reverse stock split could adversely affect the liquidity of our Common Stock. Although the board of directors believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.

●	A reverse stock split may leave certain stockholders with one or more “odd lots,” which are stock holdings in amounts of fewer than 100 shares of Common Stock.

●	There can be no assurance that the market price per share of Common Stock after the reverse stock split will increase in proportion to the reduction in the number of shares of Common Stock outstanding before the reverse stock split.

●	The total market capitalization of our Common Stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of our Common Stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split.

●	The increase in the ratio of authorized but unissued shares of Common Stock to issued shares of Common Stock resulting from the reverse stock split may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our certificate of incorporation or bylaws.

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Implementation of the Reverse Stock Split

Effective Time. If the Proposal is approved at the Annual Meeting and the Board of Directors elects, in its sole discretion, at any time during the [one year] following stockholder approval to implement the reverse stock split, the reverse stock split will become effective upon the listing of our Common Stock on the NASDAQ Stock Market. The exact timing of the election to effect the reverse stock split will be determined by the Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. The Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the reverse stock split if, at any time prior to the reverse stock split, the Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the reverse stock split. If the reverse stock split has not been effected within [one year] after approval by the stockholders, the Board of Directors will abandon the reverse stock split.

Certificate of Amendment. We would then file a certificate of amendment to our certificate of incorporation substantially in the form attached to this proxy statement as Appendix G with the Secretary of State of the State of Delaware at such time as the Board of Directors had determined as the appropriate effective time for the reverse stock split. The certificate of amendment would add a new provision provided that holders of our Common Stock immediately prior to the filing of the amendment will receive one share for each number of shares selected by the Board of Directors. Upon the filing of the certificate of amendment, and without any further action on the part of the Company or our stockholders, the issued shares of Common Stock held by stockholders of record as of the effective date of the reverse stock split would be converted into a lesser number of shares of Common Stock calculated in accordance with the reverse stock split ratio of not less than one-for-[●] or not more than one-for-[●], as selected by our Board and set forth in the certificate of amendment.

Fractional Shares. We do not currently intend to issue fractional shares in connection with the reverse stock split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing fractions of shares to stockholders of record, we will round up to the next whole number of shares.

Exchange of Stock Certificates. Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the effective time of the reverse stock split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-reverse stock split Common Stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock that they are entitled to as a result of the reverse stock split, subject to the treatment of fractional shares described above. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-reverse stock split Common Stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s). STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES UNTIL REQUESTED TO DO SO.

Beneficial Holders of Common Stock. Upon the implementation of the reverse stock split, it is expected that shares held by stockholders through a bank, broker, custodian or other nominee will generally be treated in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the reverse stock split and treatment of fractional share interests. Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

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Certain Federal Income Tax Consequences of the Reverse Stock Split

The following discussion summarizes certain material U.S. federal income tax consequences relating to the participation in the reverse stock split by a U.S. stockholder. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), final, temporary and proposed U.S. Treasury regulations promulgated thereunder and current administrative rulings and judicial decisions, all as in effect as of the date hereof. All of these authorities may be subject to differing interpretations or repealed, revoked or modified, possibly with retroactive effect, which could materially alter the tax consequences set forth herein.

There can be no assurance that the IRS will not take a contrary position to the tax consequences described herein or that such position will not be sustained by a court. No ruling from the IRS has been obtained with respect to the U.S. federal income tax consequences of the reverse stock split.

This discussion is for general information only and is not tax advice. All stockholders should consult their own tax advisors with respect to the U.S. federal, state, local and non-U.S. tax consequences of the reverse stock split.

Based on the assumption that the reverse stock split will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Code (i.e. a deemed exchange of existing shares for newly-issued shares), and subject to the limitations and qualifications set forth in this discussion and the discussion below regarding the treatment of cash paid in lieu of fractional shares, the following U.S. federal income tax consequences will result from the reverse stock split:

●	a stockholder will not recognize gain or loss on the deemed exchange of shares pursuant to the reverse stock split;

●	the aggregate tax basis of the shares deemed received by a stockholder in the reverse stock split will be equal to the aggregate tax basis of the shares deemed surrendered in exchange therefor; and

●	the holding period of the shares received by a stockholder in the reverse stock split will include the holding period of the shares deemed surrendered therefor.

Board of Directors Recommendation

The Board of Directors unanimously recommends a vote FOR the proposal to approve a grant of authority to the Board of Directors to effect a Reverse Stock Split.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of December 1, 2016, certain information regarding beneficial ownership of our Common Stock by:

●	each person known to us to beneficially own 5% or more of our Common Stock;

●	each executive officer who in this proxy statement are collectively referred to as the “Named Executive Officers;”

●	each of our directors; and

●	all of our executive officers (as that term is defined under the rules and regulations of the SEC) and directors as a group.

We have determined beneficial ownership in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each shareholder named in the table has sole voting and investment power with respect to the shares of Common Stock set forth opposite the shareholder’s name. We have based our calculation of the percentage of beneficial ownership on 335,105,438 shares of the Company’s Common Stock outstanding on December 1, 2016.

	Common
	Stock
	Beneficially	Percent of
Name of Beneficial Owner	Owned (1)(2)(3)	Class (4)
Sriram Peruvemba, President & CEO (5)	312,483	0.1%
Craig Lindberg, CFO (6)	2,104,157	0.6%
David Doderer, VP, Director (7)	10,512,803	3.1%
Daniel Carlson, Chairman (8)	0	0.0%
Ray Martin, Director (9)	203,940	0.1%
Directors and executive officers as a group of 5 persons (10)	13,133,383	3.9%
Stephen Squires (11)	20,403,301	6.0%
Steven Posner Trust (12)	19,727,941	5.9%
W. C. Carson (13)	27,839,500	8.3%

(1)	Unless otherwise indicated, ownership represents sole voting and investment power.
(2)	Certain options owned by the officers and directors as noted below are not exercisable by agreement as described in the Form 10-K filed with the SEC for the year ended June 30, 2016 and incorporated herein by reference.
(3)	The address for each officer and director named above is c/o the Company at 3055 Hunter Road, San Marcos, TX 78666.
(4)	Based upon 335,105,438 common shares outstanding as of December 1, 2016
(5)	Includes warrants to purchase Excludes options to purchase 104,150 shares and a note convertible into 208,333 shares. Excludes 6,650,000 shares of common stock which are unvested and/or not currently exercisable by agreement as described above.
(6)	Includes 1,000,000 shares of common stock, warrants to purchase 979,157 shares, and a note convertible into 125,000 shares. Excludes options to purchase 10,750,000 shares which are unvested and/or not currently exercisable by agreement as described above.

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(7)	Includes 6,670,000 shares of common stock and warrants to purchase 3,842,803 shares. Excludes options to purchase 10,031,250 shares which are unvested and/or not currently exercisable by agreement as described above.
(8)	Excludes options to purchase 1,150,000 shares of common stock which are unvested and/or not currently exercisable by agreement as described above.
(9)	Includes 78,947 shares of common stock owned by Mr. Martin’s consulting corporation, warrants to purchase 41,660 shares and a note convertible into 83,333 shares. Excludes options to purchase 650,000 shares of common stock which are unvested and/or not currently exercisable by agreement as described above.
(10)	Excludes all options and warrants owned by officers and directors which are unvested and/or not currently exercisable by agreement and are referenced in notes 5 — 9 above.
(11)	Includes 16,903,301 shares of common stock and options to purchase 3,500,000 shares. Excludes options to purchase 16,531,250 shares owned by Mr. Squires and options to purchase 1,537,500 shares owned by Mr. Squires wife which are unvested and/or not currently exercisable by agreement as described above.
(12)	Includes 19,727,914 shares of common stock. The information contained herein is based upon a Schedule 13D/A filed with the SEC on August 18, 2015 and adjusted for warrant exercises.
(13)	Includes 19,506,166 shares of common stock and notes convertible into 8,333,334 shares. The information contained herein is based upon a Schedule 13D filed with the SEC on October 17, 2016. Mr. Carson reported shared voting and dispositive power with certain related parties described in such Schedule 13D.

Householding Information

Some banks, brokers and other nominees are participating in the practice of “householding” proxy statements and annual reports. This means that beneficial holders of our Common Stock who share the same address or household may not receive separate copies of this Proxy Statement and our Annual Report on Form 10-K for the 2016 fiscal year (the “2016 Annual Report”). You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm, and your account number to Empire Stock Transfer, or call (702) 818-5898.

Other Matters

The Board of Directors knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, then the persons named in the enclosed proxy will vote the shares they represent in such manner as the Board of Directors may recommend.

Annual Report on Form 10-K

The Company’s 2016 Annual Report may be obtained, without charge, by writing to the Company at 3055 Hunter Road, San Marcos, Texas 78666, Attention: Investor Relations or by accessing the report on our website at http://www.qmcdots.com.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Sri Peruvemba
Sri Peruvemba
Chief Executive Officer

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PROXY CARD

QUANTUM MATERIALS CORP.

ANNUAL MEETING OF STOCKHOLDERS

February [●], 2017

The undersigned hereby appoints Sri Peruvemba and Craig Lindberg, and each of them individually, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of Quantum Materials Corp. (the “Company”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held at 3055 Hunter Road, San Marcos, Texas 78666 on February [●], 2017 at [10:00 a.m.], local time (the “Annual Meeting”). The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

		FOR	AGAINST	ABSTAIN
1.	To elect four directors to serve on our Board of Directors and until each of their successors has been duly elected and qualified, unless such individuals shall sooner die, resign or be removed;	[ ]	[ ]	[ ]

2.	The approval of the reincorporation of the Company from the State of Nevada to the State of Delaware, including the approval of articles of incorporation which will, among other things, increase the number of shares of the Company’s Common Stock authorized for issuance from 400,000,0000 to 600,000,000 and authorize for issuance 1,000,000 shares of the Company’s preferred stock];

3.	The approval of a grant of discretionary authority to our Board of Directors to effect a reverse stock split of our outstanding shares of Common Stock at any time within [one year] after stockholder approval is obtained, by a ratio of not less than one-for-[●] and not more than one-for-[●], with the exact ratio to be set within this range as determined by our Board of Directors in its sole discretion; and

4.	The approval of such other matters as may properly come before the Annual Meeting, or any adjournments thereof. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

The Board of Directors recommends a vote “FOR” the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting and a Proxy Statement, dated [MONTH] [DAY], 2017.

Dated: _________________________

PRINT NAME OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

If your stock is jointly owned, only one stockholder needs to sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please vote, sign and date this proxy card and return it via mail to Quantum Materials Corp., 3055 Hunter Road, San Marcos, Texas 78666, Attn: Chief Executive Officer, or vote via facsimile by faxing the proxy card to _____________ or by email to ___________.

Appendix A

PLAN OF CONVERSION

THIS PLAN OF CONVERSION (this “Plan”) is adopted this [●] day of [●], 2017, by Quantum Materials Corp., a Nevada corporation (“Quantum-NV” or the “Company”), for the purpose of converting Quantum-NV into a Delaware corporation to be known as Quantum Materials Corp. (the “Resulting Entity”), in accordance with the provisions of the Nevada Revised Statutes and the Delaware General Corporation Law (the “Conversion”).

RECITALS

WHEREAS, the Board of Directors and stockholders of Quantum-NV have approved the Conversion;

WHEREAS, in order to effect the Conversion, Quantum-NV has adopted this Plan for the purpose of setting forth the manner and terms on which Quantum-NV will continue its existence under the laws of the State of Delaware, including, without limitation, the method for effecting the Conversion and the manner and basis for converting Quantum-NV’s outstanding shares of stock into outstanding shares of stock of the Resulting Entity; and

WHEREAS, for U.S. federal income tax purposes, it is intended that the Conversion qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury regulations promulgated thereunder.

NOW, THEREFORE, BE IT KNOWN, that:

Section 1. Conversion. The name of the converting entity is Quantum Materials Corp. At the Effective Time (as defined below), Quantum-NV shall be converted into a Delaware corporation under the name Quantum Materials Corp.

Section 2. Effective Time. Provided that this Plan has not been terminated or deferred pursuant to Section 12 hereof, or unless another date and time is specified, the Conversion of Quantum-NV into the Resulting Entity shall be effective (the “Effective Time”) upon: (a) the filing of a duly executed Articles of Conversion with the Secretary of State of the State of Nevada; and (b) the filing with the Secretary of State of the State of Delaware of (i) a duly executed Certificate of Conversion, and (ii) a duly executed Certificate of Incorporation of the Resulting Entity in the form specified below.

Section 3. Effect of Conversion.

(a) At the Effective Time, Quantum-NV shall continue its existence in the organizational form of the Resulting Entity. At the Effective Time, the Resulting Entity shall be formed as a corporation existing under the laws of the State of Delaware. Following the Conversion, the Resulting Entity shall, for all purposes of the laws of the State of Delaware and the State of Nevada, be deemed to be the same entity as Quantum-NV. At the Effective Time, all of the rights, privileges and powers of Quantum-NV, and all property, real, personal and mixed, and all debts due to Quantum-NV, as well as all other things and causes of action belonging to Quantum-NV, shall remain vested in the Resulting Entity and shall be the property of the Resulting Entity and the title to any real property vested by deed or otherwise in Quantum-NV shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of Quantum-NV shall be preserved unimpaired, and all debts, liabilities and duties of Quantum-NV shall remain attached to the Resulting Entity, and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a Delaware corporation. The rights, privileges, powers and interests in property of Quantum-NV, as well as the debts, liabilities and duties of Quantum-NV, shall not be deemed, as a consequence of the conversion, to have been transferred to the Resulting Entity for any purpose of the laws of the State of Delaware. The Conversion shall not be deemed to affect any obligations or liabilities of Quantum-NV incurred prior to the Effective Time or the personal liability of any person incurred prior thereto. Quantum-NV shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed to constitute a dissolution of Quantum-NV and shall constitute a continuation of the existence of Nevada in the form of a Delaware corporation.

(b) Quantum-NV intends for the Conversion to constitute a reorganization qualifying under Section 368(a) of the Code and the Treasury regulations promulgated thereunder.

Section 4. Governance and Other Matters Related to the Resulting Entity.

(a) Certificate of Incorporation. At the Effective Time, the Certificate of Incorporation of the Resulting Entity shall be as set forth in Exhibit A attached hereto (the “Certificate of Incorporation”) and shall be filed with the Secretary of State of the State of Delaware.

(b) Bylaws. At the Effective Time, the Bylaws of the Resulting Entity shall be as set forth in Exhibit B attached hereto (the “Bylaws”), and shall be adopted as such by the board of directors of the Resulting Entity. Thereafter, the Bylaws may be amended by the board of directors or the stockholders of the Resulting Entity as provided in the Bylaws and the Certificate of Incorporation, as applicable.

(c) Directors and Officers. At the Effective Time, by virtue of the Conversion and without any further action on the part of Quantum-NV or its stockholders, the members of the board of directors and the officers of Quantum-NV as of immediately prior to the Effective Time shall continue in their respective offices as members of the board of directors and officers, respectively, of the Resulting Entity until the expiration of their respective terms of office and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal.

Section 5. Effect of the Conversion on the Stock of Quantum-NV. At the Effective Time, (A) each one (1) outstanding share of Quantum-NV shall, without any action on the part of the holder thereof, be converted into a like class of one (1) validly issued, fully paid, and nonassessable share of the Resulting Entity; and (B) each warrant or other right to purchase shares of Quantum-NV shall, without any action on the part of the holder thereof, be converted into the right to receive shares of the resulting entity on the same terms and conditions and at an exercise price per share equal to the exercise price per share applicable to such warrant or other right. Following the Effective Time, all shares of Quantum-NV stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of Quantum-NV stock immediately prior to the Effective Time shall cease to have any rights with respect thereto.

Section 6. Stock Certificates. From and after the Effective Time, all of the outstanding certificates that prior to that time represented shares of Quantum-NV capital stock shall be deemed for all purposes to evidence ownership of and to represent the shares of the Resulting Entity capital stock into which the shares represented by such certificates have been converted as provided herein. The registered owner on the books and records of the Resulting Entity or its transfer agent of any such outstanding stock certificate shall, until such certificate is surrendered for transfer or conversion or otherwise accounted for to the Resulting Entity or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Resulting Entity evidenced by such outstanding certificate as provided above.

Section 7. Employee Benefit and Compensation Plans. At the Effective Time, each employee benefit plan, incentive compensation plan, stock purchase plan, stock option agreement and other similar plans and agreements to which Quantum-NV is then a party shall be automatically assumed by, and continue to be the plan of, the Resulting Entity, without further action by Quantum-NV or the Resulting Entity or any other party thereto. To the extent any employee benefit plan, incentive compensation plan, stock option agreement or other similar plan provides for the issuance or purchase of, or otherwise relates to, shares of Quantum-NV’s capital stock, after the Effective Time, such plan or agreement shall be deemed to provide for the issuance or purchase of, or otherwise relate to, shares of the Resulting Entity’s capital stock.

Section 8. Filings, Licenses, Permits, Titled Property, Etc. As necessary, following the Effective Time, the Resulting Entity shall apply for new qualifications to conduct business (including as a foreign corporation), licenses, permits and similar authorizations on its behalf and in its own name in connection with the Conversion and to reflect the fact that it is a corporation duly formed and validly existing under the laws of the State of Delaware. As required or appropriate, following the Effective Time, all real, personal or intangible property of Quantum-NV which was titled or registered in the name of Quantum-NV shall be re-titled or re-registered, as applicable, in the name of the Resulting Entity by appropriate filings or notices to the appropriate parties (including, without limitation, any applicable governmental agencies).

Section 9. Further Assurances. If, at any time after the Effective Time, the Resulting Entity shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan to vest, perfect or confirm, of record or otherwise, in the Resulting Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of Quantum-NV, or to otherwise carry out the purposes of this Plan, the Resulting Entity and its proper officers and directors (or their designees), are hereby authorized to execute and deliver, in the name and on behalf of Quantum-NV, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of Quantum-NV, all such other acts and things necessary, desirable to vest, perfect or confirm, of record or otherwise, in the Resulting Entity its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of Quantum-NV, or to otherwise carry out the purposes of this Plan and the Conversion.

Section 10. Implementation and Interpretation; Termination and Amendment. This Plan shall be implemented and interpreted, prior to the Effective Time, by the board of directors of Quantum-NV and, upon the Effective Time, by the board of directors of the Resulting Entity, (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party(is), including, without limitation, any officers of Quantum-NV or the Resulting Entity, as the case may be, and (b) the interpretations and decisions of which shall be final, binding, and conclusive on all parties.

Section 11. Amendment. This Plan may be amended or modified by the board of directors of Quantum-NV at any time prior to the Effective Time, provided that such an amendment shall not alter or change (a) the amount or kind of shares or other securities to be received hereunder by the stockholders of Quantum-NV, (b) any term of the Certificate of Incorporation or the Bylaws, other than changes permitted to be made without stockholder approval by the Delaware General Corporation Law, or (c) any of the terms and conditions of this Plan if such alteration or change would adversely affect the holders of any class or series of the stock of Quantum-NV.

Section 12. Termination or Deferral. At any time before the Effective Time, (a) this Plan may be terminated and the Conversion may be abandoned by action of the board of directors of Quantum-NV, notwithstanding the approval of this Plan by the stockholders of Quantum-NV, or (b) the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the board of directors of Quantum-NV, such action would be in the best interest of Quantum-NV and its stockholders. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of Quantum-NV, its board of directors or stockholders with respect thereto.

Section 13. Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein.

Section 14. Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

[Remainder of Page Intentionally Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized representative as of the date first written above.

QUANTUM MATERIALS CORP.
a Nevada corporation

By:
Name:
Title:

QUANTUM MATERIALS CORP.
a Delaware corporation

By:
Name:
Title:

Exhibit A

Certificate of Incorporation

Exhibit B

Bylaws

Appendix B

Nevada Articles of Conversion

ARTICLES OF CONVERSION

(PURSUANT TO NRS 92A.205)

ARTICLE I

The name of the constituent entity is Quantum Materials Corp., a corporation organized under the laws of the State of Nevada (the “Constituent Entity”). The name of the resulting entity is Quantum Materials Corp., a corporation organized under the laws of the State of Delaware (the “Resulting Entity”).

ARTICLE II

A plan of conversion has been adopted by the Constituent Entity in compliance with the laws of the jurisdiction governing the Constituent Entity.

ARTICLE III

The complete executed plan of conversion is on file at the registered office of principal place of business of the Resulting Entity.

ARTICLE IV

The forwarding address where copies of process may be sent by the Secretary of State of Nevada is as follows:

Capitol Services, Inc.

1675 South State Street, Suite #B

Dover, Delaware 19901

ARTICLE V

This filing becomes effective when filed by the Secretary of State of the State of Nevada.

The undersigned signs this filing subject to the penalties imposed by law for submission of a materially false or fraudulent instrument.

EXECUTES on this ___ date of ______ 2017.

QUANTUM MATERIALS CORP.

By:
Sri Peruvemba
Chief Executive Officer

Appendix C

Delaware Certificate of Conversion

STATE OF DELAWARE

CERTIFICATE OF CONVERSION
FROM A NON-DELAWARE CORPORATION TO A DELAWARE CORPORATION
PURSUANT TO SECTION 265 OF THE
DELAWARE GENERAL CORPORATION LAW

1.	The jurisdiction where the Non-Delaware Corporation first formed is: Nevada

2.	The jurisdiction of the Non-Delaware Corporation immediately prior to filing this Certificate is: Nevada

3.	The date the Non-Delaware Corporation first formed is: January 9, 2007

4.	The name of the Non-Delaware Corporation immediately prior to filing this Certificate is: Quantum Materials Corp.

5.	The name of the Corporation as set forth in its Delaware Certificate of Incorporation is: Quantum Materials Corp.

6.	This certificate will be effective upon at 12:00:01 a.m., San Marcos, Texas time, on [MONTH] [●], 2017 (the “Effective Time”).

IN WITNESS WHEREOF, the undersigned being duly authorized to sign on behalf of the converting Non-Delaware Corporation has executed this Certificate on the [●] day of [MONTH] 2017.

QUANTUM MATERIALS CORP.

By:
Sri Peruvemba
Chief Executive Officer

Appendix D

CERTIFICATE OF INCORPORATION

OF

QUANTUM MATERIALS CORP.

FIRST: The name of the corporation (the “Corporation”) is:

Quantum Materials Corp.

SECOND: The address of the Corporation’s registered office in the State of Delaware is 1675 South State Street, Suite #B, Dover, Delaware 19901. The registered agent at such address is Capitol Services, Inc.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (the “DGCL”).

FOURTH: The total number of shares of stock that the Corporation shall have authority to issue shall be 601,000,000 shares, consisting of 600,000,000 shares of Common Stock, par value $0.001 per share (the “Common Stock”), and 1,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”). Subject to the rights of the holders of any series of Preferred Stock then outstanding, the number of authorized shares of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.

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A. COMMON STOCK

1. GENERAL. All shares of Common Stock will be identical and will entitle the holders thereof to the same rights, powers and preferences. The rights, powers and preferences of the holders of the Common Stock are subject to and qualified by the rights, powers and preferences of holders of the Preferred Stock.

2. DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

3. DISSOLUTION, LIQUIDATION OR WINDING UP. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, each issued and outstanding share of Common Stock shall entitle the holder thereof to receive an equal portion of the net assets of the Corporation available for distribution to the holders of Common Stock, subject to any preferential rights of any then outstanding Preferred Stock.

4. VOTING RIGHTS. Except as otherwise required by law or this Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held of record by such holder on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation. Except as otherwise required by law or provided herein, holders of Common Stock shall vote together with holders of the Preferred Stock as a single class, subject to any special or preferential voting rights of any then outstanding Preferred Stock. There shall be no cumulative voting.

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B. PREFERRED STOCK

The Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors of the Corporation may determine. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. Except as otherwise provided in this Certificate of Incorporation, different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes.

The Board of Directors is expressly authorized to provide for the issuance of all or any shares of the undesignated Preferred Stock in one or more series, each with such designations, preferences, voting powers (or special, preferential or no voting powers), relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by the Board of Directors to create such series, and a certificate of said resolution or resolutions (a “Certificate of Designation”) shall be filed in accordance with the DGCL. The authority of the Board of Directors with respect to each such series shall include, without limitation of the foregoing, the right to provide that the shares of each such series may be: (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock of the Corporation at such price or prices or at such rates of exchange and with such adjustments, if any; (v) entitled to the benefit of such limitations, if any, on the issuance of additional shares of such series or shares of any other series of Preferred Stock; or (vi) entitled to such other preferences, powers, qualifications and rights, all as the Board of Directors may deem advisable and as are not inconsistent with law and the provisions of this Certificate of Incorporation.

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FIFTH:

1. NUMBER OF DIRECTORS. The number of directors of the Corporation shall be determined exclusively by resolution adopted by a majority of the Whole Board. For purposes of this Certificate of Incorporation, the term “Whole Board” means the total number of authorized directors whether or not there exists any vacancies in previously authorized directorships.

2. CLASSES OF DIRECTORS. The directors of the Corporation shall be and are divided into three classes, Class I, Class II and Class III. Such classes shall be as nearly equal in size as is practicable. The term of office of the Class I directors shall expire at the first annual meeting of the stockholders following the effectiveness of the Certificate of Incorporation, the term of office of the Class II directors shall expire at the second annual meeting of the stockholders following the effectiveness of the Certificate of Incorporation, and the term of office of the Class III directors shall expire at the third annual meeting of the stockholders following the effectiveness of the Certificate of Incorporation. At each annual meeting of stockholders each of the successors elected to replace the directors of a class whose term shall have expired at such annual meeting shall be elected to hold office until the third annual meeting next succeeding his or her election and until his or her respective successor shall have been duly elected and qualified. The directors in office at the time of the effectiveness of this Certificate of Incorporation shall assign members of the Board of Directors already in office to such classes. If the number of directors that constitutes the Board of Directors is changed, any newly created directorships or decrease in directorships shall be so apportioned by the Board of Directors among the classes as to make all classes as nearly equal in number as is practicable, provided that no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

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3. ELECTION OF DIRECTORS. Unless required by the Bylaws, the election of the Board of Directors need not be by written ballot.

4. VACANCIES. Any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board of Directors, may be filled only by vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

5. REMOVAL. Any director may be removed from office by the stockholders only for cause and only by the vote of sixty-six and two-thirds percent (66 2/3%) of the outstanding voting power of the Corporation.

SIXTH: The following provisions are included for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its Board of Directors and stockholders:

1. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors of the Corporation.

2. The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation. The stockholders shall also have the power to adopt, amend or repeal the Bylaws of the Corporation; PROVIDED, HOWEVER, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the amendment of the Bylaws by the Corporation’s stockholders shall require the affirmative vote of the holders of at least two-thirds (66 2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

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3. The books of the Corporation may be kept at such place within or without the State of Delaware as the Bylaws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

SEVENTH: Subject to the rights of any series of Preferred Stock, no action shall be taken by the stockholders of the Corporation except at a duly called annual or special meeting of stockholders of the Corporation and no action shall be taken by the stockholders by written consent. Special meetings of stockholders may be called only on the order of a majority of the Whole Board, the Chairman of the Board, the Chief Executive Officer or the President (in the absence of a chief executive officer). Advance notice of stockholder nominations for the election of directors of the Corporation and of business to be brought by stockholders before any meeting of stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation. Business transacted at special meetings of stockholders shall be confined to the purpose or purposes stated in the notice of meeting.

EIGHTH: The Corporation shall indemnify (and advance expenses to) its officers and directors to the full extent permitted by the DGCL, as amended from time to time.

NINTH: No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, for any act or omission, except that a director may be liable (i) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of the directors shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. The elimination and limitation of liability provided herein shall continue after a director has ceased to occupy such position as to acts or omissions occurring during such director’s term or terms of office. Any amendment, repeal or modification of this Article NINTH shall not adversely affect any right of protection of a director of the Corporation existing at the time of such repeal or modification.

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TENTH: Bryce D. Linsenmayer the sole incorporator and his mailing address is K&L Gates LLP, 1000 Main Street, Suite 2550, Houston, Texas 77002.

ELEVENTH: Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery in the State of Delaware shall be the sole and exclusive forum for all “internal corporate claims.” “Internal corporate claims” means claims, including claims in the right of the Corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity or (ii) as to which Title 8 of the Delaware Code confers jurisdiction upon the Court of Chancery, except for, as to each of (i) through (ii) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction. If any provision or provisions of this Article ELEVENTH shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article ELEVENTH (including, without limitation, each portion of any sentence of this Article ELEVENTH containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

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TWELFTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; provided, however, that, notwithstanding any other provision of the Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of the stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or adopt any provision of this Certificate of Incorporation inconsistent with Article FIFTH, Article SIXTH, Article SEVENTH, Article EIGHTH, Article NINTH, Article ELEVENTH or this Article TWELFTH.

Name: Bryce D. Linsenmayer
Sole Incorporator

DATED: [__________]

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Appendix E

BYLAWS

OF

QUANTUM MATERIALS CORP.

ARTICLE I

Meeting of Stockholders

Section 1.1. Annual Meetings. If required by applicable law, an annual meeting of stockholders shall be held for the election of directors at such date, time and place, if any, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

Section 1.2. Special Meetings. Special meetings of stockholders for any purpose or purposes may, unless otherwise prescribed by statute or by the certificate of incorporation, be called at any time by the order of a majority of the Whole Board, the Chairman of the Board, the Chief Executive Officer or the President (in the absence of a chief executive officer), but such special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice. For purposes of these bylaws, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

Section 1.3. Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given that shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the certificate of incorporation or these bylaws, the notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation.

Section 1.4. Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record as of the record date so fixed for notice of such adjourned meeting.

Section 1.5. Quorum. Except as otherwise provided by law, the certificate of incorporation or these bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of not less than one-third in voting power of the outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, then either (i) the chairperson of the meeting or (ii) the stockholders so present (in person or by proxy) and entitled to vote may adjourn the meeting from time to time in the manner provided in Section 1.4 of these bylaws until a quorum shall attend. Shares of its own stock belonging to the corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the corporation or any subsidiary of the corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 1.6. Organization. Meetings of stockholders shall be presided over by the Chairman of the Board of Directors or, in his or her absence, by the Chief Executive Officer or, in his or her absence, by the President or, in his or her absence, by a Vice President or, in the absence of the foregoing persons, by a chairman designated by the Board of Directors or, in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 1.7. Voting; Proxies. Except as otherwise provided by or pursuant to the provisions of the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the corporation a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot. At all meetings of stockholders for the election of directors at which a quorum is present a plurality of the votes cast shall be sufficient to elect. All other elections and questions presented to the stockholders at a meeting at which a quorum is present shall, unless otherwise provided by the certificate of incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the corporation, or applicable law or pursuant to any regulation applicable to the corporation or its securities, be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock of the corporation which are present in person or by proxy and entitled to vote thereon.

Section 1.8. Fixing Date for Determination of Stockholders of Record.

(a) In order that the corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(b) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which shall not be more than sixty (60) days prior to such other action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 1.9. List of Stockholders Entitled to Vote. The officer who has charge of the stock ledger shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (ii) during ordinary business hours at the principal place of business of the corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 1.9 or to vote in person or by proxy at any meeting of stockholders.

Section 1.10. Action by Written Consent of Stockholders. Unless otherwise provided by the certificate of incorporation, any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly held meeting of stockholders of the corporation at which a quorum is present or represented and may not be effected by any consent in writing by such stockholders.

Section 1.11. Inspectors of Election. The corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

Section 1.12. Conduct of Meetings. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the presiding person of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 1.13. Notice of Stockholder Business and Nominations.

(A)  Annual Meetings of Stockholders. (1) Nominations of persons for election to the Board of Directors of the corporation and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) pursuant to the corporation’s notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors or any committee thereof or (c) by any stockholder of the corporation who was a stockholder of record of the corporation at the time the notice provided for in this Section 1.13 is delivered to the Secretary of the corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.13.

(2) For any nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this Section 1.13, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation and any such proposed business (other than the nominations of persons for election to the Board of Directors) must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, and (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation’s books, and of such beneficial owner, (ii) the class or series and number of shares of capital stock of the corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, including, in the case of a nomination, the nominee, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder and such beneficial owners, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to securities of the corporation, (v) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (vi) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination, and (vii) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder. The foregoing notice requirements of this Section 1.13 shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the corporation to solicit proxies for such annual meeting. The corporation may require any proposed nominee to furnish such other information as the corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the corporation.

(3) Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 1.13 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the corporation at the annual meeting is increased effective after the time period for which nominations would otherwise be due under paragraph (A)(2) of this Section 1.13 and there is no public announcement by the corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 1.13 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.

(B)  Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation’s notice of meeting (1) by or at the direction of the Board of Directors or any committee thereof or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the corporation who is a stockholder of record at the time the notice provided for in this Section 1.13 is delivered to the Secretary of the corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 1.13. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the corporation’s notice of meeting, if the stockholder’s notice required by paragraph (A)(2) of this Section 1.13 shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(C)  General. (1) Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such persons who are nominated in accordance with the procedures set forth in this Section 1.13 shall be eligible to be elected at an annual or special meeting of stockholders of the corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.13. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.13 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies or votes in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (A)(2)(c)(vi) of this Section 1.13) and (b) if any proposed nomination or business was not made or proposed in compliance with this Section 1.13, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 1.13, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation. For purposes of this Section 1.13, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(2) For purposes of this Section 1.13, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(3) Notwithstanding the foregoing provisions of this Section 1.13, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 1.13; provided however, that any references in these bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 1.13 (including paragraphs (A)(1)(c) and (B) hereof), and compliance with paragraphs (A)(1)(c) and (B) of this Section 1.13 shall be the exclusive means for a stockholder to make nominations or submit other business (other than, as provided in the penultimate sentence of (A)(2), business other than nominations brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time). Nothing in this Section 1.13 shall be deemed to affect any rights (a) of stockholders to request inclusion of proposals or nominations in the corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act or (b) of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the certificate of incorporation.

ARTICLE II

Board of Directors

Section 2.1. Number; Qualifications. Subject to the certificate of incorporation, the Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Whole Board. Directors need not be stockholders.

Section 2.2. Election; Resignation; Vacancies. Except as provided in the certificate of incorporation, the directors shall be elected at the annual meetings of stockholders. Those persons who receive the highest number of votes shall be deemed to have been elected. Any director may resign at any time upon notice to the corporation. Unless otherwise provided by law or the certificate of incorporation, any newly created directorship or any vacancy occurring in the Board of Directors for any cause may be filled only by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, and each director so elected shall hold office until the expiration of the term of office of the director whom he or she has replaced or until his or her successor is elected and qualified.

Section 2.3. Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine.

Section 2.4. Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chief Executive Officer, the Secretary, or by any two members of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four hours before the special meeting.

Section 2.5. Telephonic Meetings Permitted. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

Section 2.6. Quorum; Vote Required for Action. At all meetings of the Board of Directors the directors entitled to cast a majority of the votes of the whole Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the certificate of incorporation, these bylaws or applicable law otherwise provides, a majority of the votes entitled to be cast by the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 2.7. Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board of Directors or, in his or her absence, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence, the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.8. Action by Unanimous Consent of Directors. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmissions are filed with the minutes of proceedings of the board or committee in accordance with applicable law.

ARTICLE III

Committees

Section 3.1. Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it.

Section 3.2. Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these bylaws.

ARTICLE IV

Officers

Section 4.1. Officers. The officers of the corporation shall consist of a Chairman of the Board of Directors, a Chief Executive Officer, a Chief Financial Officer, a President, one or more Vice Presidents, a Secretary, a Treasurer, a Controller and such other officers as the Board of Directors may from time to time determine, each of whom shall be elected by the Board of Directors, each to have such authority, functions or duties as set forth in these bylaws or as determined by the Board of Directors. Each officer shall be chosen by the Board of Directors and shall hold office for such term as may be prescribed by the Board of Directors and until such person’s successor shall have been duly chosen and qualified, or until such person’s earlier death, disqualification, resignation or removal.

Section 4.2. Removal, Resignation and Vacancies. Any officer of the corporation may be removed, with or without cause, by the Board of Directors, without prejudice to the rights, if any, of such officer under any contract to which it is a party. Any officer may resign at any time upon written notice to the corporation, without prejudice to the rights, if any, of the corporation under any contract to which such officer is a party. If any vacancy occurs in any office of the corporation, the Board of Directors may elect a successor to fill such vacancy for the remainder of the unexpired term and until a successor shall have been duly chosen and qualified.

Section 4.3. Chairman of the Board of Directors. The Chairman of the Board of Directors shall be deemed an officer of the corporation, subject to the control of the Board of Directors, and shall report directly to the Board of Directors.

Section 4.4. Chief Executive Officer. The Chief Executive Officer shall have general supervision and direction of the business and affairs of the corporation, shall be responsible for corporate policy and strategy, and shall report directly to the Chairman of the Board of Directors. Unless otherwise provided in these bylaws, all other officers of the corporation shall report directly to the Chief Executive Officer or as otherwise determined by the Chief Executive Officer. The Chief Executive Officer shall, if present and in the absence of the Chairman of the Board of Directors, preside at meetings of the stockholders and of the Board of Directors.

Section 4.5. Chief Financial Officer. The Chief Financial Officer shall exercise all the powers and perform the duties of the office of the chief financial officer and in general have overall supervision of the financial operations of the corporation. The Chief Financial Officer shall, when requested, counsel with and advise the other officers of the corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

Section 4.6. President. The President shall be the chief executive officer of the corporation, with general responsibility for the management and control of the operations of the corporation. The President shall have the power to affix the signature of the corporation to all contracts that have been authorized by the Board of Directors or the Chief Executive Officer. The President shall, when requested, counsel with and advise the other officers of the corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

Section 4.7. Vice Presidents. The Vice President shall have such powers and duties as shall be prescribed by his or her superior officer or the Chief Executive Officer. A Vice President shall, when requested, counsel with and advise the other officers of the corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

Section 4.8. Treasurer. The Treasurer shall supervise and be responsible for all the funds and securities of the corporation, the deposit of all moneys and other valuables to the credit of the corporation in depositories of the corporation, borrowings and compliance with the provisions of all indentures, agreements and instruments governing such borrowings to which the corporation is a party, the disbursement of funds of the corporation and the investment of its funds, and in general shall perform all of the duties incident to the office of the Treasurer. The Treasurer shall, when requested, counsel with and advise the other officers of the corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

Section 4.9. Controller. The Controller shall be the chief accounting officer of the corporation. The Controller shall, when requested, counsel with any advise the other officers of the corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or the Chief Financial Officer or as the Board of Directors may from time to time determine.

Section 4.10. Secretary. The powers and duties of the Secretary are to: (i) act as Secretary at all meetings of the Board of Directors, of the committees of the Board of Directors and of the stockholders and to record the proceedings of such meetings in a book or books to be kept for that purpose; (ii) see that all notices required to be given by the corporation are duly given and served; (iii) act as custodian of the seal of the corporation and affix the seal or cause it to be affixed to all certificates of stock of the corporation and to all documents, the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these bylaws; (iv) have charge of the books, records and papers of the corporation and see that the reports, statements and other documents required by law to be kept and filed are properly kept and filed; and (v) perform all of the duties incident to the office of Secretary. The Secretary shall, when requested, counsel with and advise the other officers of the corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

Section 4.11. Additional Matters. The Chief Executive Officer and the Chief Financial Officer of the corporation shall have the authority to designate employees of the corporation to have the title of Vice President, Assistant Vice President, Assistant Treasurer or Assistant Secretary. Any employee so designated shall have the powers and duties determined by the officer making such designation. The persons upon whom such titles are conferred shall not be deemed officers of the corporation unless elected by the Board of Directors.

ARTICLE V

Stock

Section 5.1. Certificates. The shares of the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the corporation certifying the number of shares owned by such holder in the corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

Section 5.2. Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VI

Indemnification and Advancement of Expenses

Section 6.1. Right to Indemnification. The corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the corporation or, while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 6.3, the corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors of the corporation.

Section 6.2. Prepayment of Expenses. The corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article VI or otherwise.

Section 6.3. Claims. If a claim for indemnification (following the final disposition of such proceeding) or advancement of expenses under this Article VI is not paid in full within thirty (30) days after a written claim therefor by the Covered Person has been received by the corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

Section 6.4. Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article VI shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 6.5. Other Sources. The corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

Section 6.6. Amendment or Repeal. Any right to indemnification or to advancement of expenses of any Covered Person arising hereunder shall not be eliminated or impaired by an amendment to or repeal of these bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought.

Section 6.7. Other Indemnification and Advancement of Expenses. This Article VI shall not limit the right of the corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

ARTICLE VII

Miscellaneous

Section 7.1. Fiscal Year. The fiscal year of the corporation shall be determined by resolution of the Board of Directors.

Section 7.2. Seal. The corporate seal shall have the name of the corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

Section 7.3. Manner of Notice. Except as otherwise provided herein or permitted by applicable law, notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, and except as prohibited by applicable law, any notice to stockholders given by the corporation under any provision of applicable law, the certificate of incorporation, or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any stockholder who fails to object in writing to the corporation, within sixty (60) days of having been given written notice by the corporation of its intention to send the single notice permitted under this Section 7.3, shall be deemed to have consented to receiving such single written notice. Notice to directors may be given by telecopier, telephone or other means of electronic transmission.

Section 7.4. Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any waiver of notice, given by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in a waiver of notice.

Section 7.5. Form of Records. Any records maintained by the corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.

Section 7.6. Amendment of Bylaws. These bylaws may be altered, amended or repealed or new bylaws may be adopted by the stockholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the certificate of incorporation, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors, pursuant to the provisions of the certificate of incorporation, provided, however, that in the case of a regular or special meeting of stockholders, notice of such alteration, amendment, repeal or adoption of new bylaws be contained in the notice of such meeting.

Appendix F

NRS Sections 92A.300 - 92A.500

Appendix G

CERTIFICATE OF AMENDMENT

TO THE CERTIFICATE OF INCORPORATION

OF

QUANTUM MATERIALS CORP.

[__], 2017

Quantum Materials Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

FIRST: That the Board of Directors of the Corporation adopted a proposed amendment of the Certificate of Incorporation of the Corporation to effectuate a reverse stock split of the issued and outstanding shares of common stock, declaring said amendment to be advisable.

SECOND: This Certificate of Amendment has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

THIRD: Article FOURTH of the Corporation’s Certificate of Incorporation is hereby further amended by adding the following paragraph to the end thereof:

5. REVERSE STOCK SPLIT. Upon the effectiveness (the “Effective Time”) of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each share of Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time will be automatically combined and converted into that fraction of a share of Common Stock, par value $0.001 per share, as has been determined by the Board of Directors in its sole discretion within the range of 1-for-[●] and 1-for-[●] shares and publicly announced by the Corporation at least ten (10) days prior to effectiveness of this Certificate of Amendment (the “Consolidation”). Notwithstanding the foregoing, no fractional shares shall be issued in connection with the Consolidation. Fractional shares shall be rounded up to the nearest whole share. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter and without the necessity for presenting the same represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the rounding up of any fractional share interests as described above. The Consolidation shall not affect the total number of shares of Common Stock that the Corporation is authorized to issue, which shall remain as set forth in Section 1 of this Article FOURTH.

FOURTH: That the Board of Directors subsequently approved a ratio of [●].

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this __ day of ________________, 2017.

QUANTUM MATERIALS CORP.

By:

Title:

Name: